MELLON














SECURITIES TRADING POLICY
















Questions Concerning the Securities Trading Policy?
Contact Corporate Compliance, (412) 234-1661
AIM 151-4340, Mellon Bank, Pittsburgh, PA 15258-0001







Dear Colleague:



At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.


This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's Securities Trading Policy. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the Policy and consult it whenever you are unsure about appropriate actions. If you have seen the Policy previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the Policy can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,


Martin G. McGuinn





CONTENTS

                                                                               PAGE
INTRODUCTION                                                                     1

CLASSIFICATION OF EMPLOYEES                                                      2
                 -Insider Risk Employees
                 -Investment Employees
                 -Access Decision Makers
                 -Other Employees
                 -Consultants, Independent Contractors and Temporary Employees

PERSONAL SECURITIES TRADING PRACTICES                                            3

     SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES                          3
                 Quick Reference - Insider Risk Employees                        5
                 Standards of Conduct for Insider Risk Employees                 6
                 Restrictions on Transactions in Mellon Securities               9
                 Restrictions on Transactions in Other Securities               11
                 Protecting Confidential Information                            14

     SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES                           17
                 Quick Reference - Investment Employees                         19
                 Standards of Conduct for Investment Employees                  20
                 Restrictions on Transactions in Mellon Securities              24
                 Restrictions on Transactions in Other Securities               26
                 Protecting Confidential Information                            29

     SECTION THREE - APPLICABLE TO OTHER EMPLOYEES                              31
                 Quick Reference - Other Employees                              33
                 Standards of Conduct for Other Employees                       34
                 Restrictions on Transactions in Mellon Securities              35
                 Restrictions on Transactions in Other Securities               37
                 Protecting Confidential Information                            39

GLOSSARY        Definitions                                                     43

                Exhibit A - Sample Letter to Broker                             49








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INTRODUCTION       The Securities Trading Policy (the "Policy") is designed to
------------       reinforce Mellon Financial Corporation's ("Mellon's")
                   reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon Employee.

                   Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

                   Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

                   Employees outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

                   Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit and Risk Review Department.

                   Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.


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CLASSIFICATION OF  The Policy is applicable to all employees of Mellon and all
EMPLOYEES          of its subsidiaries which are more than 50% owned by Mellon.
                   This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees. It does not include consultants and contract or temporary employees, nor employees of subsidiaries which are 50% or less owned by Mellon. Although the Policy provisions generally have worldwide applicability, some sections of the Policy may conflict with the laws or customs of the countries in which Mellon operations are located. The Policy may be amended for operations outside the United States only with the approval of the Manager of Corporate Compliance.

                   Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories: Insider Risk Employee, Investment Employee, Access Decision Maker and Other Employee. Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

                   Business line management, in conjunction with the Manager of Corporate Compliance, will determine the classification of each employee based on the following guidelines. Employees should confirm their classification with their Preclearance Compliance Officer or the Manager of Corporate Compliance.

INSIDER RISK       You are considered to be an Insider Risk Employee if, in the
EMPLOYEE           normal conduct of your Mellon responsibilities, you are
                   likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's commercial credit or corporate finance customers. This will typically include certain employees in the credit, lending and leasing businesses, certain members of the Audit and Risk Review, and Legal Departments, and all members of the Senior Management
                   Committee who are not Investment Employees.

INVESTMENT         You are considered to be an Investment Employee if, in the
EMPLOYEE           normal conduct of your Mellon responsibilities, you are
                   likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's trading in securities for Mellon's account or for the accounts of others, and/or if you provide investment advice. This will typically include:

                   o certain employees in fiduciary securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions;

                   o an employee of a Mellon entity registered under the Investment Advisers Act of 1940 who is also an "Access Person" as defined by Rule 17j-1 of the Investment Company Act of 1940 (see glossary); and

                   o any member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions.

ACCESS DECISION    A person designated as such by the Investment Ethics
MAKER (ADM)        Committee. Generally, this will be portfolio managers
                   and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts.
                   See further details in the Access Decision Maker edition of the Policy.

OTHER              You are considered to be an Other Employee if you are an
EMPLOYEE           employee of Mellon Financial Corporation or any of
                   its direct or indirect subsidiaries who is not an Insider
                   Risk Employee, Investment Employee, or an ADM.


CONSULTANTS,       Managers should inform consultants, independent contractors
INDEPENDENT        and temporary employees of the general provisions of the
CONTRACTORS AND    Policy (such as the prohibition on trading while in
TEMPORARY          possession of material nonpublic information), but generally
EMPLOYEES          they will not be required to preclear trades or report their personal securities holdings. If one of these persons would be considered an Insider Risk Employee, Investment Employee or Access Decision Maker if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.







PERSONAL SECURITIES TRADING PRACTICES












SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES




























CONTENTS

                                                                              Page

PERSONAL SECURITIES TRADING PRACTICES

     SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES
                 Quick Reference - Insider Risk Employees                       5
                 Standards of Conduct for Insider Risk Employees                6
                      --Conflict of Interest                                    6
                      --Material Nonpublic Information                          6
                      --Brokers                                                 6
                      --Personal Securities Transaction Reports                 6
                      --Preclearance for Personal Securities Transactions       6
                      --Exemptions from Requirement to Preclear                 7
                      --Gifting of Securities                                   8
                      --DRIPs, DPPs and AIPs                                    8
                      --Restricted List                                         8
                      --Confidential Treatment                                  9
                 Restrictions on Transactions in Mellon Securities              9
                      --Mellon 401(k) Plan                                      10
                      --Mellon Employee Stock Options                           11
                 Restrictions on Transactions in Other Securities               11
                      --Prohibition on Investments in Securities of Financial   12
                 Services Organizations                                         13
                 Beneficial Ownership                                           13
                 Non-Mellon Employee Benefit Plans                              13
                 Protecting Confidential Information                            14
                      --Insider Trading and Tipping                             15
                      --The "Chinese Wall"
GLOSSARY         Definitions                                                    43

                 Exhibit A - Sample Letter to Broker                            49









QUICK REFERENCE - INSIDER RISK EMPLOYEES
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SOME THINGS     1.  Duplicate Statements & Confirmations - Instruct your broker,
YOU MUST DO         trust account manager or other entity through which you have a securities trading account to send directly to MANAGER OF
                    CORPORATE COMPLIANCE, MELLON BANK, PO BOX 3130, PITTSBURGH,
                    PA 15230-3130:

                    o Trade confirmations summarizing each transaction

                    o Periodic statements

                    Exhibit B of this Policy can be used to notify your broker. This applies to all accounts in which you have a beneficial interest. (See Glossary)


                2. Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the Manager of Corporate Compliance. This can be done by completing a Preclearance Request Form and:

                    o delivering the request to the Manager of Corporate
                      Compliance, AIM 151-4340,

                    o faxing the request to (412) 234-1516, or

                    o contacting the Manager of Corporate Compliance for
                      other available notification options.

                   Preclearance Request Forms can be obtained from Corporate Compliance (412) 234-1661. If preclearance approval is received the trade must be executed before the end of the 3rd business day (with the date of approval being the 1st business day), at which time the preclearance approval will expire.

                3. Special Approvals

                o Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head and the Manager of Corporate Compliance.

                o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

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SOME THINGS       Mellon Securities - The following transactions in Mellon
YOU MUST NOT DO   securities are prohibited for all Mellon Employees:

                o Short sales
                o Purchasing and selling or selling and purchasing within 60 days
                o Purchasing or selling during a blackout period o Margin
                  purchases or options other than employee options.

                Non-Mellon Securities - New investments in financial services organizations are prohibited for certain employees only - see page 12.

                Other restrictions are detailed throughout Section One. Read the Policy!

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EXEMPTIONS      Preclearance is NOT required for:
                                ---
                o  Purchases or sales of municipal bonds, non-financial
                   commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, securities issued by investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.
                o  Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.
                o  Transactions that are non-volitional on the part of an
                   employee (such as stock dividends).
                o  Changes in elections under Mellon's 401(k) Retirement Savings
                   Plan.
                o  An exercise of an employee stock option administered by Human
                   Resources.
                o  Automatic reinvestment of dividends under a DRIP or Automatic
                   Investment Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)
                o  Sales of securities pursuant to tender offers and sales or exercises of "Rights".(see page 8).

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QUESTIONS?      (412) 234-1661
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This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.


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STANDARDS OF    Because of their particular responsibilities, Insider Risk
CONDUCT FOR     Employees are subject to preclearance and personal securities
INSIDER RISK    reporting requirements, as discussed below.
EMPLOYEES

                Every Insider Risk Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.


CONFLICT OF     No employee may engage in or recommend any securities
INTEREST        tansaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.


MATERIAL        No employee may engage in or recommend a securities
NONPUBLIC       transaction, for his or her own benefit or for the benefit
INFORMATION     of others, including Mellon or its customers, while in
                possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts - All Insider Risk Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.


PERSONAL         Trading Accounts - All Insider Risk Employees are required
SECURITIES       to instruct their broker, trust account manager or other
TRANSACTIONS     entity through which they have a securities trading account
REPORTS          to submit directly to the Manager of Corporate Compliance
                 copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts.
                 Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Insider Risk
                 Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance.
                 An example of an instruction letter to a broker is contained in Exhibit A.


PRECLEARANCE     All Insider Risk Employees must notify the Manager of
FOR PERSONAL     Corporate Compliance in writing and receive preclearance
SECURITIES       before they engage in any purchase or sale of a
TRANSACTIONS     security. Insider Risk Employees should refer
                 to the provisions under "Beneficial Ownership" below, which are applicable to these provisions.

                 All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the Manager of Corporate Compliance.

                 The Manager of Corporate Compliance will notify the Insider Risk Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                 Notifications may be given in writing or verbally by the Manager of Corporate Compliance to the Insider Risk Employee. A record of such notification will be maintained by the Manager of Corporate Compliance. However, it shall be the responsibility of the Insider Risk Employee to obtain a written record of the Manager of Corporate Compliance's notification within 24 hours of such notification. The Insider Risk Employee should retain a copy of this written record.


                 As there could be many reasons for preclearance being granted or denied, Insider Risk Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.
                 Although making a preclearance request does not obligate an Insider Risk Employee to do the transaction, it should be noted that:

                   o preclearance requests should not be made for a transaction that the Insider Risk Employee does not intend to make.

                   o preclearance authorization will expire at the end of the third business day after it is received. The day authorization is granted is considered the first business day.

                   o Insider Risk Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Insider Risk Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                   o Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the three-day preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.


EXEMPTIONS FROM    Preclearance by Insider Risk Employees is not required for
REQUIREMENT TO     the following transactions:
PRECLEAR
                   o  Purchases or sales of Exempt Securities (direct
                      obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                   o Purchases or sales of municipal bonds, closed-end mutual funds; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                   o Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be exempted from preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                   o Transactions that are non-volitional on the part of an employee (such as stock dividends);

                   o The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                   o  Changes to elections in the Mellon 401(k) plan;

                   o Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                   o Sales of rights acquired from an issuer, as described above; and/or

                   o  Sales effected pursuant to a bona fide tender offer.


GIFTING OF         Insider Risk Employees desiring to make a bona fide gift of
SECURITIES         securities or who receive a bona fide gift, including an
                   inheritance, of securities do not need to preclear the transaction. However, Insider Risk Employees must report such bona fide gifts to the Manager of Corporate Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return.
                   An Insider Risk Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

DRIPS, DPPS AND    Certain companies with publicly traded securities establish:
AIPS
                   o  Dividend Reinvestment Plans (DRIPs) - These permit
                      shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                   o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                   o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                   Participation in a DRIP, DPP or AIP is voluntary.

                   Insider Risk Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                   Insider Risk Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Insider Risk Employees must also preclear all sales through a DRIP, DPP or AIP.

RESTRICTED LIST    The Manager of Corporate Compliance will maintain a list
                   (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Employees. The Restricted List will not be distributed outside of the office of Corporate
                   Compliance. From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider Risk
                   Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                   To assist the Manager of Corporate Compliance in identifying companies that may be appropriate for inclusion on the Restricted List, the department/entity heads in which Insider Risk Employees are employed are required to inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads. Although the reasons for inclusion on the Restricted List may vary, they could typically include the following:

                   o Mellon is involved as a lender, investor or adviser in a merger, acquisition or financial restructuring involving the company;

                   o Mellon is involved as a selling shareholder in a public distribution of the company's securities;

                   o Mellon is involved as an agent in the distribution of the company's securities;

                   o Mellon has received material nonpublic information on the company;

                   o Mellon is considering the exercise of significant creditors' rights against the company; or

                   o The company is a Mellon borrower in Credit Recovery.

                   Department heads of sections in which Insider Risk Employees are employed are also responsible for notifying the Manager of Corporate Compliance in writing of any change in circumstances making it appropriate to remove a company from the Restricted List.

                   The Manager of Corporate Compliance will retain copies of the restricted lists for five years.

CONFIDENTIAL       The Manager of Corporate Compliance will use his or her best
TREATMENT          efforts to assure that all requests for preclearance, all
                   personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.




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RESTRICTIONS ON    Employees who engage in transactions involving Mellon
TRANSACTIONS IN    securities should be aware of their unique responsibilities
MELLON             with respect to such transactions arising from the
SECURITIES         employment relationship and should be sensitive to even the appearance of impropriety.

                   The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                   o Short Sales - Short sales of Mellon securities by employees are prohibited.

                   o Short Term Trading - Employees are prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60 calendar day period.

                   o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                   o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                   o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                   o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON  401(K)     For purposes of the blackout period and the short term
PLAN               trading rule, employees' changing their existing account
                   balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:


                   o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                   o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                   Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                   o Employees are not required to preclear any elections or changes made in their 401(k) account.

                   o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                   o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.


MELLON EMPLOYEE    Receipt - Your receipt of an employee stock option from
STOCK OPTIONS      Mellon is not deemed to be a purchase of a security.
                   Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                   Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                   "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                   Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.


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RESTRICTIONS ON    Purchases or sales by an employee of the securities of
TRANSACTIONS IN    issuers with which Mellon does business, or other third
OTHER              party issuers, could result in liability on the part of such
SECURITIES         employee. Employees should be sensitive to even the
                   appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                   The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                   The following restrictions apply to all securities transactions by employees:

                   o Credit, Consulting or Advisory Relationship - Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

                   o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                   o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                   o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                   o Initial Public Offerings - Insider Risk Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Insider Risk Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                   o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                   o Private Placements - Insider Risk Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                   o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                   o Short Term Trading - All Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

PROHIBITION ON     You are prohibited from acquiring any security issued by a
INVESTMENTS IN     financial services organization if you are:
SECURITIES OF
FINANCIAL          o  a member of the Mellon Senior Management Committee.
SERVICES
ORGANIZATIONS      o  employed in any of the following departments:

                      -  Corporate Strategy & Development
                      -  Legal (Pittsburgh only)
                      -  Finance (Pittsburgh only)

                   o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                   Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:
                   -   Commercial Banks other than          -  Thrifts
                       Mellon                               -  Savings and Loan
                   -   Bank Holding Companies other            Associations
                       than Mellon                          -  Broker/Dealers
                   -   Insurance Companies                  -  Transfer Agents
                   -   Investment Advisory Companies        -  Other Depository
                   -   Shareholder Servicing Companies         Institutions

                   The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                   Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                   Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                   Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts) are not subject to this prohibition.

                   Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


BENEFICIAL         The provisions of the Policy apply to transactions in the
OWNERSHIP          employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                   o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                   o accounts of any other member of the employee's household (e.g., a relative living in the same home);

                   o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                   o corporate accounts controlled, directly or indirectly, by the employee;

                   o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                   o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").


NON-MELLON       The provisions discussed above do not apply to transactions
EMPLOYEE BENEFIT done under a bona fide employee benefit plan administered by an
PLANS            organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                 The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.


--------------------------------------------------------------------------------
PROTECTING         As an employee you may receive information about Mellon, its
CONFIDENTIAL       customers and other parties that, for various reasons,
INFORMATION        should be treated as confidential. All employees are
                   expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING    Federal securities laws generally prohibit the trading of
AND TIPPING        securities while in possession of "material nonpublic"
                   information regarding the issuer of those securities (insider
LEGAL              trading). Any person who passes along material nonpublic
PROHIBITIONS       information upon which a trade is based (tipping) may also be liable.

                   Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                   o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                   o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                   o  dividend declarations or changes;

                   o  extraordinary borrowings or liquidity problems;

                   o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                   o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                   o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                   o a proposal or agreement concerning a financial restructuring;

                   o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                   o  a significant expansion or contraction of operations;

                   o information about major contracts or increases or decreases in orders;

                   o the institution of, or a development in, litigation or a regulatory proceeding;

                   o  developments regarding a company's senior management;

                   o information about a company received from a director of that company; and

                   o information regarding a company's possible noncompliance with environmental protection laws.

                   This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                   "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                   If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.


MELLON'S POLICY    Employees who possess material nonpublic information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                   Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                   Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                   Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS ON    As a diversified financial services organization, Mellon
THE                faces unique challenges in complying with the prohibitions
FLOW OF            on insider trading and tipping of material non-public
INFORMATION        information, and misuse of confidential information. This is
WITHIN             because one Mellon unit might have material nonpublic
MELLON             information about a company while other Mellon units may
(THE "CHINESE      have a desire, or even a fiduciary duty, to buy or sell that
WALL)              company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                   Mellon's fiduciary duties, Mellon has established a "Chinese
                   Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider
                   Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment
                   Functions). Employees should refer to CPP 903-2(C) The
                   Chinese Wall. have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for
                   Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.







PERSONAL SECURITIES TRADING PRACTICES












SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES

CONTENTS
                                                                            Page

PERSONAL SECURITIES TRADING PRACTICES

     SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES
               Quick Reference - Investment Employees .......................19
               Standards of Conduct for Investment Employees ................20
                 --Conflict of Interest .....................................20
                 --Material Nonpublic Information ...........................20
                 --Brokers ..................................................20
                 --Personal Securities Transaction Reports ..................20
                 --Preclearance for Personal Securities Transactions ........21
                 --Blackout Policy ..........................................22
                 --Exemptions from Requirement to Preclear ..................22
                 --Gifting of Securities ....................................22
                 --DRIPs, DPPs and AIPs .....................................23
                 --Statement of Securities Accounts and Holdings ............23
                 --Restricted List ..........................................24
                 --Confidential Treatment ...................................24
               Restrictions on Transactions in Mellon Securities ............24
                 --Mellon 401(k) Plan .......................................25
                 --Mellon Employee Stock Options ............................26
               Restrictions on Transactions in Other Securities .............26
                 --Prohibition on Investments in Securities of
                   Financial Services Organizations .........................27
               Beneficial Ownership .........................................28
               Non-Mellon Employee Benefit Plans ............................28
               Protecting Confidential Information ..........................29
                 --Insider Trading and Tipping ..............................29
                 --The "Chinese Wall" .......................................30
               Special Procedures for Access Decision Makers ................30

GLOSSARY       Definitions ..................................................43

               Exhibit A - Sample Letter to Broker ..........................49




QUICK REFERENCE - INVESTMENT EMPLOYEES
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SOME THINGS   1. Statement of Accounts and Holdings - Provide to your
YOU MUST DO      Preclearance Compliance Officer a statement of all
                 securities accounts and holdings within 10 days of becoming an Investment Employee, and again annually on request.

              2. Duplicate Statements & Confirmations - Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:
                   o     Trade confirmations summarizing each transaction
                   o     Periodic statements
                 Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

              3. Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:
                   o delivering or faxing the request to the designated Preclearance Compliance Officer, or
                   o contacting the designated Preclearance Compliance Officer for other available notification options.

                 Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade must be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

              4. Special Approvals
              o Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head, the Manager of Corporate Compliance and the designated Preclearance Compliance Officer.
              o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

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SOME THINGS   Mellon Securities - The following transactions in Mellon
YOU MUST NOT  securities are prohibited for all Mellon Employees:
DO            o     Short sales
              o     Purchasing and selling or selling and purchasing within
                    60 days
              o     Purchasing or selling during a blackout period o Margin
                    purchases or options other than employee options.

              Non-Mellon Securities
              o  Purchasing and selling or selling and purchasing within 60 days is discouraged, and any profits must be disgorged.
              o  New investments in financial services organizations are prohibited for certain employees only - see page 27.

              Other restrictions are detailed throughout Section Two. Read the Policy!

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-----------------------------------------------------------------------------
EXEMPTIONS    Preclearance is NOT required for:
              o  Purchases or sales of high quality short-term debt instruments, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, open-end mutual funds, non-affiliated closed-end investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.)
              o  Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.
              o  Transactions that are non-volitional on the part of an employee
                 (such as stock dividends).
              o  Changes in elections under Mellon's 401(k) Retirement Savings
                 Plan.
              o  An exercise of an employee stock option administered by Human
                 Resources.
              o  Automatic reinvestment of dividends under a DRIP or Automatic
                 Investment Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.
              o  Sales of securities pursuant to tender offers and sales or exercises of "Rights".(see page 22).

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
QUESTIONS?    Contact your designated Preclearance Compliance Officer.   If
              you don't know who that is, call 412-234-1661
-----------------------------------------------------------------------------

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.


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STANDARDS OF    Because of their particular responsibilities, Investment
CONDUCT FOR     Employees are subject to preclearance and personal
INVESTMENT      securities reporting requirements, as discussed below.
EMPLOYEES
                Every Investment Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF     No employee may engage in or recommend any securities
INTEREST        transaction that places, or appears to place, his or her
                own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL        No employee may divulge the current portfolio positions, or
NONPUBLIC       current or anticipated portfolio transactions, programs or
INFORMATION     studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts - All Investment Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.


PERSONAL        Statements & Confirmations - All Investment Employees are
SECURITIES      required to instruct their broker, trust account manager or
TRANSACTIONS    other entity through which they have a securities trading
REPORTS         account to submit directly to the Manager of Corporate
                Compliance or designated Preclearance Compliance Officer copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Investment Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance or designated Preclearance Compliance
                Officer. Exhibit A is an example of an instruction letter to a broker.

                Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.


PRECLEARANCE    All Investment Employees must notify the designated
FOR PERSONAL    Preclearance Compliance Officer in writing and receive
SECURITIES      preclearance before they engage in any purchase or sale of
TRANSACTIONS    a security for their own accounts.  Investment Employees
                should refer to the provisions under "Beneficial Ownership" below, which are applicable to these provisions.

                All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer.

                The designated Preclearance Compliance Officer will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Employee to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The Investment Employee should retain a copy of this written record.

                As there could be many reasons for preclearance being granted or denied, Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                Although making a preclearance request does not obligate an Investment Employee to do the transaction, it should be noted that:

                o Preclearance requests should not be made for a transaction that the Investment Employee does not intend to make.

                o The order for a transaction must be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade close of business on the next business day, at which time the preclearance authorization will expire.

                o Investment Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Investment Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                o Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.

BLACKOUT POLICY Except as described below, Investment Employees will not generally be given clearance to execute a transaction in any security that is on the restricted list maintained by their Preclearance Compliance Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.

                Exceptions - Regardless of any restrictions above, Investment Employees will generally be given clearance to execute the following transactions:
                    o Purchase or sale of up to $50,000 of securities of the top 200 issuers on the Russell list of largest publicly traded companies.

                    o Purchase or sale of up to the greater of 100 shares or $10,000 of securities ranked 201 to 500 on the Russell list of largest publicly traded companies.
                The Investment Employee is limited to two such trades in the securities of any one issuer in any calendar month.

EXEMPTIONS      Preclearance is not required for the following transactions:
FROM
REQUIREMENT TO  o  Purchases or sales of Exempt Securities (direct
PRECLEAR obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                o Purchases or sales of non-affiliated closed-end investment companies; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                o Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                o Transactions that are non-volitional on the part of an employee (such as stock dividends);

                o The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                o  Changes to elections in the Mellon 401(k) plan;

                o Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                o Sales of rights acquired from an issuer, as described above; and/or

                o  Sales effected pursuant to a bona fide tender offer.

GIFTING OF      Investment Employees desiring to make a bona fide gift of
SECURITIES      securities or who receive a bona fide gift of securities do not need to preclear the transaction. However, Investment
                Employees must report such bona fide gifts to the Manager of Corporate Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

DRIPS, DPPS     Certain companies with publicly traded securities establish:
AND AIPS
                o  Dividend Reinvestment Plans (DRIPs) - These permit
                   shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                Participation in a DRIP, DPP or AIP is voluntary.

                Investment Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                Investment Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Investment Employees must also preclear all sales through a DRIP, DPP or AIP.


STATEMENT OF    Within ten days of receiving this Policy and on an annual
SECURITIES      basis thereafter, all Investment Employees must submit to
ACCOUNTS AND    the Manager of Corporate Compliance:
HOLDINGS
                o  a listing of all securities trading accounts in which
                   the employee has a beneficial interest.

                o a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities, as defined in the Glossary.

                The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the Investment Employee has read and complied with this Policy.


RESTRICTED LIST Each Preclearance Compliance Officer will maintain a list
                (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Employees in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

CONFIDENTIAL    The Manager of Corporate Compliance and/or Preclearance
TREATMENT       Compliance Officer will use his or her best efforts to
                assure that all requests for preclearance, all personal
                securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside
                Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from Investment Employees are also available for inspection by the boards of directors of
                40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.
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RESTRICTIONS    Investment Employees who engage in transactions involving
ON              Mellon securities should be aware of their unique
TRANSACTIONS    responsibilities with respect to such transactions arising
IN MELLON       from the employment relationship and should be sensitive to
SECURITIES      even the appearance of impropriety.

                The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934). o Short Sales - Short sales of Mellon securities by employees are prohibited.

                o Short Term Trading - Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanction, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

                o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December
                   16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.


MELLON 401(K)   For purposes of the blackout period and the short term
PLAN            trading rule, employees' changing their existing account
                balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                      - with respect to Investment Employees, any profits
                        realized on short term changes in the 401(k) will not have to be disgorged.

                      - changes to existing account balance allocations in the
                        401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                o Employees are not required to preclear any elections or changes made in their 401(k) account.

                o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON          Receipt - Your receipt of an employee stock option from
EMPLOYEE STOCK  Mellon is not deemed to be a purchase of a security.
OPTIONS         Therefore, it is exempt from preclearance and reporting
                requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.


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RESTRICTIONS    Purchases or sales by an employee of the securities of
ON              issuers with which Mellon does business, or other third
TRANSACTIONS    party issuers, could result in liability on the part of
IN OTHER        such employee. Employees should be sensitive to even the
SECURITIES      appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                The following restrictions apply to all securities transactions by employees:

                o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                o Initial Public Offerings - Investment Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                o Private Placements - Investment Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance, the designated Preclearance Compliance Officer and the Investment Employee's department head. Approval must be given by all three persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                o Short Term Trading - All Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. With respect to Investment Employees, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.
                   Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.


PROHIBITION ON You are prohibited from acquiring any security issued by a INVESTMENTS IN financial services organization if you are:
SECURITIES OF
FINANCIAL       o a member of the Mellon Senior Management Committee.
SERVICES
ORGANIZATIONS   o employed in any of the following departments:

                  -   Corporate Strategy & Development
                  -   Legal (Pittsburgh only)
                  -   Finance (Pittsburgh only)

                o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:
                   -Commercial Banks other         -    Thrifts
                    than Mellon                    -    Savings and Loan
                   -Bank Holding Companies              Associations
                    other than Mellon              -    Broker/Dealers
                   -Insurance Companies            -    Transfer Agents
                   -Investment Advisory            -    Other Depository
                    Companies                           Institutions
                   -Shareholder Servicing
                    Companies

                The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

BENEFICIAL      The provisions of the Policy apply to transactions in the
OWNERSHIP       employee's own name and to all other accounts over which
                the employee could be presumed to exercise influence or control, including:

                o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                o accounts of any other member of the employee's household (e.g., a relative living in the same home);

                o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                o corporate accounts controlled, directly or indirectly, by the employee;

                o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON      The provisions discussed above do not apply to transactions
EMPLOYEE        done under a bona fide employee benefit plan administered
BENEFIT PLANS   by an organization not affiliated with Mellon and by an
                employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING      As an employee you may receive information about Mellon,
CONFIDENTIAL    its customers and other parties that, for various reasons,
INFORMATION     should be treated as confidential.  All employees are
                expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER         Federal securities laws generally prohibit the trading of
TRADING AND     securities while in possession of "material nonpublic"
TIPPING         information regarding the issuer of those securities
                (insider trading). Any person who passes along material
LEGAL           nonpublic information upon which a trade is based (tipping)
PROHIBITIONS    may also be liable.

                Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                o  dividend declarations or changes;

                o  extraordinary borrowings or liquidity problems;

                o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                o a proposal or agreement concerning a financial restructuring;

                o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                o  a significant expansion or contraction of operations;

                o information about major contracts or increases or decreases in orders;

                o the institution of, or a development in, litigation or a regulatory proceeding;

                o  developments regarding a company's senior management;

                o information about a company received from a director of that company; and

                o information regarding a company's possible noncompliance with environmental protection laws.

                This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S        Employees who possess material nonpublic information
POLICY          about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS    As a diversified financial services organization, Mellon
ON THE FLOW OF  faces unique challenges in complying with the prohibitions
INFORMATION     on insider trading and tipping of material non-public
WITHIN MELLON   information, and misuse of confidential information. This
(THE "CHINESE   is because one Mellon unit might have material nonpublic
WALL")          information about a company while other Mellon units may
                have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for
                Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.


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SPECIAL         Certain Portfolio Managers and Research Analysts in the
PROCEDURES FOR  fiduciary businesses have been designated as Access
ACCESS          Decision Makers and are subject to additional procedures
DECISION MAKERS which are discussed in a separate edition of the Securities
                Trading Policy. If you have reason to believe that you may be an Access Decision Maker, contact your supervisor, designated
                Preclearance Compliance Officer or the Manager of Corporate
                Compliance.




PERSONAL SECURITIES TRADING PRACTICES








SECTION THREE - APPLICABLE TO OTHER EMPLOYEES








CONTENTS
                                                                          Page

PERSONAL SECURITIES TRADING PRACTICES

     SECTION THREE - APPLICABLE TO OTHER EMPLOYEES
               Quick Reference - Other Employees ..........................33
               Standards of Conduct .......................................34
                    --Conflict of Interest ................................34
                    --Material Nonpublic Information ......................34
                    --Brokers .............................................34
                    --Personal Securities Transaction Reports .............34
                    --Brokerage Account Statements ........................34
                    --Confidential Treatment ..............................34
               Restrictions on Transactions in Mellon Securities ..........35
                    --Mellon 401(k) Plan ..................................36
                    --Mellon Employee Stock Options .......................36
               Restrictions on Transactions in Other Securities ...........37
                    --Prohibition on Investments in Securities of .........38
                      Financial Services Organizations
               Beneficial Ownership .......................................39
               Non-Mellon Employee Benefit Plans ..........................39
               Protecting Confidential Information ........................39
                    --Insider Trading and Tipping .........................39
                    --The "Chinese Wall" ..................................41

GLOSSARY       Definitions ................................................43

               Exhibit A - Sample Letter to Broker ........................49



QUICK REFERENCE - OTHER EMPLOYEES


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SOME THINGS YOU   o  If you buy or sell Mellon Financial
MUST DO              Corporation securities you must provide a report
                     of the trade and a copy of the broker confirmation within 10 days of transaction to the Manager of Corporate
                     Compliance, AIM 151-4340. This does not apply to the exercise of employee stock options, or changes in elections under Mellon's 401(k) Retirement Savings Plan.

                  o If you want to purchase any security in a Private Placement you must first obtain the approval of your Department/Entity head and the Manager of Corporate Compliance. Contact the Manager of Corporate Compliance at 412-234-0810.

                  o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

                  o For Employees who are subject to the prohibition on new investments in financial services organizations (certain employees only - see page 38), broker must send directly to MANAGER OF CORPORATE COMPLIANCE, MELLON BANK, PO BOX 3130, PITTSBURGH, PA 15230-3130:
                         o Broker trade confirmations summarizing each transaction
                         o  Periodic statements
                     Exhibit A can be used to notify your broker of all accounts for which your broker will be responsible for sending duplicate confirmations and statements.


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SOME THINGS YOU   Mellon Securities - The following transactions in
MUST NOT DO       Mellon securities are prohibited for all Mellon
                  employees:
                  o     Short sales
                  o     Purchasing and selling or selling and
                        purchasing within 60 days
                  o     Purchasing or selling during a blackout period
                  o     Margin purchases or options other than
                        employee options.

                  Non-Mellon Securities
                  o New investments in financial services organizations (certain employees only - see page 38.)

                  Other restrictions are detailed throughout Section Three. Read the Policy!
                          ===============

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QUESTIONS?        (412) 234-1661
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This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.


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STANDARDS OF     Every Other Employee must follow these procedures or risk
CONDUCT FOR      serious sanctions, including dismissal. If you have any
OTHER EMPLOYEES  questions about these procedures you should consult the
                 Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.


CONFLICT OF     No employee may engage in or recommend any securities
INTEREST        transaction that places, or appears to place, his or her
                own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.


MATERIAL        No employee may engage in or recommend a securities
NONPUBLIC       transaction, for his or her own benefit or for the benefit
INFORMATION     of others, including Mellon or its customers, while in
                possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.


BROKERS Trading Accounts - All employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account.


PERSONAL        Other Employees must report in writing to the Manager of
SECURITIES      Corporate Compliance within ten calendar days whenever they
TRANSACTIONS    purchase or sell Mellon securities. Purchases and sales
REPORTS         include optional cash purchases under Mellon's Dividend
                Reinvestment and Common Stock Purchase Plan (the "Mellon
                DRIP").

                It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401(k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.


BROKERAGE       Certain Other Employees are subject to the restriction on
ACCOUNT         investments in financial services organizations and are
STATEMENTS      required to instruct their brokers to send statements
                directly to Corporate Compliance.  See page 38.

                An example of an instruction letter to a broker is contained in Exhibit A.


CONFIDENTIAL    The Manager of Corporate Compliance will use his or her
TREATMENT       best efforts to assure that all personal securities
                transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.




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RESTRICTIONS    Employees who engage in transactions involving Mellon
ON              securities should be aware of their unique responsibilities
TRANSACTIONS    with respect to such transactions arising from the
IN MELLON       employment relationship and should be sensitive to even the
SECURITIES      appearance of impropriety.

                The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be expected to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934). o Short Sales - Short sales of Mellon securities by employees are prohibited.

                o Short Term Trading - Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period.

                o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December
                   16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.




MELLON 401(K)   For purposes of the blackout period and the short term
PLAN            trading rule, employees' changing their existing account
                balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON          Receipt - Your receipt of an employee stock option from
EMPLOYEE STOCK  Mellon is not deemed to be a purchase of a security.
OPTIONS         Therefore, it is exempt from reporting requirements, can
                take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

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RESTRICTIONS    Purchases or sales by an employee of the securities of
ON              issuers with which Mellon does business, or other third
TRANSACTIONS    party issuers, could result in liability on the part of
IN OTHER        such employee. Employees should be sensitive to even the
SECURITIES      appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                The following restrictions apply to all securities transactions by employees:

                o Credit, Consulting or Advisory Relationship - Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

                o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                o Initial Public Offerings - Other Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                o Private Placements - Other Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                o Short Term Trading - Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.


PROHIBITION ON You are prohibited from acquiring any security issued by a INVESTMENTS IN financial services organization if you are:
SECURITIES OF
FINANCIAL       o a member of the Mellon Senior Management Committee.
SERVICES
ORGANIZATIONS   o employed in any of the following departments:

                    - Corporate Strategy & Development
                    - Legal (Pittsburgh only)
                    - Finance (Pittsburgh only)

                o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                Brokerage Accounts - All employees subject to this restriction on investments in financial services organizations are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account has no reportable securities traded in it, the employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is contained in Exhibit A.

                Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:

                  - Commercial Banks other         -  Thrifts
                    than Mellon                    -  Savings and Loan
                  - Bank Holding Companies            Associations
                    other than Mellon              -  Broker/Dealers
                  - Insurance Companies            -  Transfer Agents
                  - Investment Advisory            -  Other Depository
                    Companies                         Institutions
                  - Shareholder Servicing
                    Companies

                The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


BENEFICIAL      The provisions of the Policy apply to transactions in the
OWNERSHIP       employee's own name and to all other accounts over which
                the employee could be presumed to exercise influence or control, including:

                o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                o accounts of any other member of the employee's household (e.g., a relative living in the same home);

                o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                o corporate accounts controlled, directly or indirectly, by the employee;

                o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON     The provisions discussed above do not apply to transactions
EMPLOYEE       done under a bona fide employee benefit plan administered
BENEFIT PLANS  by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                The Securities Trading Policy does not apply in such a
                situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of
                interest and compliance with securities laws.
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PROTECTING      As an employee you may receive information about Mellon,
CONFIDENTIAL    its customers and other parties that, for various reasons,
INFORMATION     should be treated as confidential.  All employees are
                expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER         Federal securities laws generally prohibit the trading of
TRADING AND     securities while in possession of "material nonpublic"
TIPPING         information regarding the issuer of those securities
                (insider trading). Any person who passes along material
LEGAL           nonpublic information upon which a trade is based (tipping)
PROHIBITIONS    may also be liable.

                Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                o  dividend declarations or changes;

                o  extraordinary borrowings or liquidity problems;

                o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                o a proposal or agreement concerning a financial restructuring;

                o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                o  a significant expansion or contraction of operations;

                o information about major contracts or increases or decreases in orders;

                o the institution of, or a development in, litigation or a regulatory proceeding;

                o  developments regarding a company's senior management;

                o information about a company received from a director of that company; and

                o information regarding a company's possible noncompliance with environmental protection laws.

                This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY Employees who possess material nonpublic information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS    As a diversified financial services organization, Mellon
ON THE FLOW OF  faces unique challenges in complying with the prohibitions
INFORMATION     on insider trading and tipping of material non-public
WITHIN MELLON   information, and misuse of confidential information. This
(THE "CHINESE   is because one Mellon unit might have material nonpublic
WALL")          information about a company while other Mellon units may
                have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for
                Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.




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GLOSSARY

DEFINITIONS     o  40-ACT ENTITY - A Mellon entity registered under the
                   Investment Company Act and/or the Investment Advisers Act of
                   1940

                o ACCESS DECISION MAKER - A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

                o ACCESS PERSON - As defined by Rule 17j-1 under the Investment Company Act of 1940, "access person" means:
                    (A) With respect to a registered investment company or an
                        investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;
                    (B) With respect to a principal underwriter, any
                        director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.
                    (C) Notwithstanding the provisions of paragraph (A)
                        hereinabove, where the investment adviser is
                        primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.
                    (D) An investment adviser is "primarily engaged in a
                        business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.


         o ADVISORY PERSON of a registered investment company or an investment adviser thereof means:
                    (A) Any employee of such company or investment adviser (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and
                    (B) Any natural person in a control relationship to such
                        company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

                o APPROVAL - written consent or written notice of non-objection.

                o BENEFICIAL OWNERSHIP - The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of each employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

                   Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

                   Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or the relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circumstances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

                   In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

                   With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descendant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

                   To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                   Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                   The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.


                o "CHINESE WALL" POLICY - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

                o DIRECT FAMILY RELATION - employee's husband, wife, father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

                o DISCRETIONARY TRADING ACCOUNT - an account over which the employee has no direct or indirect control over the investment decision making process.

                o EMPLOYEE - any employee of Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees

                o  EXEMPT SECURITIES - Exempt Securities are defined as:

                    - direct obligations of the government of the United
                      States;

                    - high quality short-term debt instruments;

                    - bankers' acceptances;

                    - bank certificates of deposit and time deposits;

                    - commercial paper;

                    - repurchase agreements;

                    - securities issued by open-end investment companies;

                o  FAMILY RELATION - see direct family relation.

                o GENERAL COUNSEL - General Counsel of Mellon Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

                o INDEX FUND - an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

                o INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public through an allocation by the underwriter.

                o INVESTMENT CLUB - is a membership organization where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

                o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                o INVESTMENT ETHICS COMMITTEE is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:
                      President and Chief Investment Officer of The Dreyfus Corporation (Committee Chair)
                      General Counsel, Mellon Financial Corporation
                      Chief Risk Management Officer, Mellon Trust
                      Manager of Corporate Compliance, Mellon Financial Corporation
                      Corporate Chief Auditor, Mellon Financial Corporation Chief Investment Officer, Mellon Private Asset Management Executive Officer of a Mellon investment adviser
                     (rotating membership)
                   The Committee has oversight of issues related to personal securities trading and investment activity by Access Decision Makers.

                o MANAGER OF CORPORATE COMPLIANCE - the employee within the Audit and Risk Review Department of Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                o MELLON - Mellon Financial Corporation and all of its direct and indirect subsidiaries.

                o OPTION - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                      Call Options

                           Ifa Mellon employee buys a call option, the employee
                             is considered to have purchased the underlying security on the date the option was purchased.

                           Ifa Mellon employee sells a call option, the
                             employee is considered to have sold the underlying security on the date the option was sold.

                      Put Options

                           Ifa Mellon employee buys a put option, the employee
                             is considered to have sold the underlying security on the date the option was purchased.

                           Ifa Mellon employee sells a put option, the employee
                             is considered to have bought the underlying security on the date the option was sold.


                    Below is a table describing the above:
                             ------------------------------------------------
                                            Transaction Type
                             ------------------------------------------------
                    ---------------------------------------------------------
                    Option             Buy                     Sale
                      Type
                    ---------------------------------------------------------
                    ---------------------------------------------------------
                      Put       Sale of Underlying         Purchase of
                                     Security          Underlying Security
                    ---------------------------------------------------------
                    ---------------------------------------------------------
                      Call    Purchase of Underlying    Sale of Underlying
                                     Security                Security
                    ---------------------------------------------------------


                o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

                o PRIVATE PLACEMENT - an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

                o SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Financial Corporation.

                o SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.




                               EXHIBIT A - SAMPLE INSTRUCTION LETTER TO BROKER

Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith & Mary Smith
     Account No. xxxxxxxxxxxx



In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:


      Manager, Corporate Compliance          Preclearance Compliance Officer
      Mellon Bank                       or   (obtain address from your
      PO Box 3130 Pittsburgh, PA             designated Preclearance
      15230-3130                             Compliance Officer)

Thank you for your cooperation in this request.


Sincerely yours,



Employee


cc:  Manager, Corporate Compliance (151-4340) or Preclearance Compliance Officer

                                             MELLON







SECURITIES TRADING POLICY


ACCESS DECISION MAKER EDITION










QUICK REFERENCE - ACCESS DECISION MAKERS
-----------------------------------------------------------------------------
SOME THINGS   1. Statement of Holdings - Provide to your Preclearance
YOU MUST DO      Compliance Officer a statement of all securities holdings
                 within 10 days of becoming an ADM, and within 30 days after every quarter-end thereafter.
              2. Duplicate Statements & Confirmations - Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:
                   o Trade confirmations summarizing each transaction
                   o Periodic statements
                 Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

              3. Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:
                   o delivering or faxing the request to the designated
                     Preclearance Compliance Officer, or
                   o contacting the designated Preclearance Compliance
                     Officer for other available notification options.
                 Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade must be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

              4. Contemporaneous Disclosure - ADMs must obtain written
                 authorization from the ADM's CIO or other Investment Ethics Committee designee prior to making or acting upon a portfolio recommendation in a security which they own personally.

              5. Private Placements - Purchases must be precleared by the
                 Investment Ethics Committee. Prior holdings must be approved by the Investment Ethics Committee within 90 days of becoming an ADM. To initiate preclearance or approval, contact the Manager of Corporate Compliance.

              6. IPOs - Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

              7. Micro-Cap Securities - MCADMs are prohibited from purchasing any security of an issuer with a common equity market capitalization of $100 million or less at the time of acquisition unless approved by the Investment Ethics Committee. MCADMs must obtain on their Preclearance Request Forms the written authorization of their immediate supervisor and their Chief Investment Officer prior to trading any security of an issuer with a common equity market capitalization of more than $100 million but less than or equal to $250 million at the time of trade. Any prior holding of such securities must be approved by the CIO.

-----------------------------------------------------------------------------
SOME THINGS   Mellon Securities - The following transactions in Mellon
YOU MUST NOT  securities are prohibited for all Mellon employees:
DO            o Short sales
              o Purchasing and selling or selling and purchasing within 60 days
              o Purchasing or selling during a blackout period
              o Margin purchases or options other than employee options.

              Non-Mellon Securities
              o Portfolio Managers are prohibited from purchasing/selling 7 days before or after a fund or other advised account transaction.
              o For all ADMs, purchasing and selling or selling and purchasing the same or equivalent security within 60 days is discouraged, and any profits must be disgorged.
              Other restrictions are detailed throughout the Policy.  Read
              ------------------                                      ====
              the Policy!
              ==========

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
EXEMPTIONS    Preclearance is NOT required for certain other types of
              transactions, and transactions in certain other types of securities. See pages 6 & 7.

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
QUESTIONS?    Contact your designated Preclearance Compliance Officer.   If
              you don't know who that is, call 412-234-1661
-----------------------------------------------------------------------------

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.


Dear Colleague:



At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.


This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's SECURITIES TRADING POLICY. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the POLICY and consult it whenever you are unsure about appropriate actions. If you have seen the POLICY previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the POLICY can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,


Martin G. McGuinn




Questions Concerning the Securities Trading Policy?
Contact Corporate Compliance, (412) 234-1661
AIM 151-4340, Mellon Bank, Pittsburgh, PA 15258-0001



CONTENTS

                                                                            PAGE
INTRODUCTION .................................................................1

               Purpose .......................................................1

CLASSIFICATION OF EMPLOYEES ..................................................2

               The Investment Ethics Committee ...............................2

PERSONAL SECURITIES TRADING PRACTICES ........................................3

               Standards of Conduct for Access Decision Makers ...............3
                   Conflict of Interest ......................................3
                   Material Nonpublic Information ............................3
                   Brokers ...................................................3
                   Personal Securities Transaction Reports ...................3
                   Statement of Securities Accounts and Holdings .............4
                   Quarterly Reporting .......................................4
                   Preclearance for Personal Securities Transactions .........4
                   Contemporaneous Disclosure ................................5
                   Blackout Policy ...........................................6
                   Exemptions from Requirement to Preclear ...................6
                   Gifting of Securities .....................................7
                   DRIPs, DPPs, and AIPs .....................................7
                   Restricted List ...........................................7
                   Confidential Treatment ....................................8
               Restrictions on Transactions in Mellon Securities .............9
                   Mellon 401(k) Plan ........................................9
                   Mellon Employee Stock Options ............................10
               Restrictions on Transactions in Other Securities .............11
                   Initial Public Offerings .................................11
                   Micro-Cap Securities .....................................11
                   Private Placements .......................................12
                   Prohibition on Investments in Securities of
                   Financial Services Organizations .........................13
                   Beneficial Ownership .....................................14
                   Non-Mellon Employee Benefit Plans ........................14
               Protecting Confidential Information ..........................15
                   Insider Trading and Tipping - Legal Prohibitions .........15
                   Insider Trading and Tipping - Mellon's Policy ............16
                   The "Chinese Wall" .......................................16

GLOSSARY       Definitions ..................................................17

               Exhibit A - Sample Letter to Broker ..........................23



                                                                              1



-----------------------------------------------------------------------------
INTRODUCTION    The SECURITIES TRADING POLICY (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon Employee.

                Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

                Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

                Employees outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

                Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit and Risk Review Department.

                Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.


SPECIAL EDITION This edition of the SECURITIES TRADING POLICY has been prepared especially for Access Decision Makers. If you believe you are not an Access Decision Maker, please contact your supervisor, designated Preclearance Compliance Officer or the Manager of Corporate Compliance to obtain the standard edition of the Policy.


PURPOSE It is imperative that Mellon and its affiliates avoid even the appearance of a conflict between the personal securities trading of its employees and its fiduciary duties to investment companies and managed account clients. Potential conflicts of interest are most acute with respect to personal securities trading by those employees most responsible for directing managed fund and account trades: portfolio managers and research analysts. In order to avoid even the appearance of impropriety, an Investment Ethics Committee has been formed. The Committee, in turn, has established the following practices which apply to Access Decision Makers. These practices do not limit the authority of any Mellon affiliate to impose additional restrictions or limitations.



                                                                               2

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CLASSIFICATION  Employees are engaged in a wide variety of activities for
OF EMPLOYEES    Mellon.  In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist the employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one or both of the following categories: Access Decision Maker and Micro-Cap Access Decision
                Maker. Appropriate requirements and limitations are specified in the Policy based upon the employee's classification.

                The Investment Ethics Committee will determine the classification of each employee based on the following guidelines.

ACCESS DECISION A person designated as such by the Investment Ethics Committee.
MAKER (ADM)     Generally, this will be portfolio managers and research
                analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. Portfolio managers in Mellon Private
                Capital Management are generally ADMs; other personal trust officers are generally not ADMs unless the investment discretion they exercise warrants ADM designation. Traders are not ADMs. Portfolio managers of funds which are limited to replicating an index are not ADMs.

MICRO-CAP       An ADM designated as such by the Investment Ethics Committee.
ACCESS          Generally, this will be ADMs who make recommendations or
DECISION        decisions regarding the purchase or sale of any security of an
MAKERS MCADM)   issuer with a common equity market capitalization equal to or less than two-hundred fifty million dollars.

                MCADMs are also ADMs.

CONSULTANTS,    Managers should inform consultants, independent contractors
INDEPENDENT     and temporary employees of the general provisions of the
CONTRACTORS     Policy (such as the prohibition on trading while in possession
AND             of material nonpublic information), but generally they will
TEMPORARY       not be required to preclear trades or report their personal
EMPLOYEES       securities holdings. If one of these persons would be
                considered an ADM if the person were a Mellon employee, the person's manager should advise the Manager of Corporate
                Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.

THE INVESTMENT  The Investment Ethics Committee is composed of investment,
ETHICS          legal, compliance, and audit management representatives of
COMMITTEE       Mellon and its affiliates.

                The chief executive officer, senior investment officer and the Preclearance Compliance Officer at each Mellon investment affiliate, working together, will be designees of the Investment Ethics Committee. The Investment Ethics Committee will meet periodically to review the actions taken by its designees and to consider issues related to personal securities trading and investment activity by ADMs.


                                                                               3
Personal Securities Trading Practices

-----------------------------------------------------------------------------
STANDARDS OF    Because of their particular responsibilities, ADMs
CONDUCT FOR     are subject to preclearance and personal securities
ACCESS          reporting requirements, as discussed below.
DECISION MAKERS
                Every ADM must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate
                Compliance or your Preclearance Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate
                Compliance.


CONFLICT OF     No employee may engage in or recommend any securities
INTEREST        transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL        No employee may divulge the current portfolio positions, or
NONPUBLIC       current or anticipated portfolio transactions, programs or
INFORMATION     studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts - All ADMs are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

PERSONAL        Statements & Confirmations - All ADMs are required to instruct
SECURITIES      their broker, trust account manager or other entity through
TRANSACTIONS    which they have a securities trading account to submit
REPORTS         directly to the Manager of Corporate Compliance or designated
                Preclearance Compliance Officer copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other Exempt Securities as that term is defined in the glossary and the account has the capability to have reportable securities traded in it, the ADM maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance or designated Preclearance Compliance Officer. Exhibit A is an example of an instruction letter to a broker.

                Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.



STATEMENT OF    Within ten days of becoming an ADM and on an annual basis
SECURITIES      thereafter, all ADMs must submit to their designated
ACCOUNTS        Preclearance Compliance Officer:
AND HOLDINGS
                o a listing of all securities trading accounts in which the employee has a beneficial interest.

                o a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities.

                The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the ADM has read and complied with this Policy.

QUARTERLY       ADMs are required to submit quarterly to their Preclearance
REPORTING       Compliance Officer the Quarterly Securities Report. This
                report must be submitted within 30 days of each quarter end and includes information on:

                o securities beneficially owned at any time during the quarter which were also either recommended for a transaction or in the portfolio managed by the ADM during the quarter.

                o positions obtained in private placements.

                o securities of issuers with a common equity market
                  capitalization of $250 million or less at security acquisition or at the date designated by the Preclearance Compliance Officer, whichever is later, which were beneficially owned at any time during the quarter.

                o Securities transactions which were not completed through a brokerage account, such as gifts inheritances, spin-offs from securities held outside brokerage accounts, or other transfers.

                A form for making this report can be obtained from your designated Preclearance Compliance Officer or from the Securities Trading Site on the Mellon intranet.

PRECLEARANCE    All ADMs must notify the designated Preclearance Compliance
FOR PERSONAL    Officer in writing and receive preclearance before they engage
SECURITIES      in any purchase or sale of a security for their own accounts.
TRANSACTIONS    ADMs should refer to the provisions under "Beneficial
                Ownership" below, which are applicable to these provisions.

                All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer.

                The designated Preclearance Compliance Officer will notify the ADM whether the request is approved or denied, without disclosing the reason for such approval or denial.

                Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the ADM. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the ADM to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The ADM should retain a copy of this written record for at least two years.

                As there could be many reasons for preclearance being granted or denied, ADMs should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                Although making a preclearance request does not obligate an ADM to do the transaction, it should be noted that:

                o Preclearance requests should not be made for a transaction that the ADM does not intend to make.

                o The order for a transaction must be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade by 4:00 p.m. Eastern Time on the next business day, at which time the preclearance authorization will expire.

                o ADMs should not discuss with anyone else, inside or outside
                  Mellon, the response they received to a preclearance request. If the ADM is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                o Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained. There are additional pre-approval requirements for initial public offerings, micro-cap securities and private placements. See page 11.

CONTEMPORANEOUS ADMs must obtain written authorization prior to making or
DISCLOSURE      acting upon a portfolio recommendation in a security which they own personally. This authorization must be obtained from the ADM's CIO/CEO or other Investment Ethics Committee designee immediately prior to the first such portfolio recommendation in a particular security in a calendar month. The following personal securities holdings are exempt from the requirement to obtain written authorization immediately preceding a portfolio recommendation or transaction:

                o Exempt Securities (see glossary).

                o Securities held in accounts over which the ADM has no
                  investment discretion, which are professionally managed by a non-family member, and where the ADM has no actual knowledge that such account is currently holding the same or equivalent security at the time of the portfolio recommendation.

                o Personal holdings of equity securities of the top 200 issuers on the Russell list of largest publicly traded companies.

                o Personal equity holdings of securities of non-US issuers with a common equity market capitalization of $20 billion or more.

                o Personal holdings of debt securities which do not have a conversion feature and are rated BBB or better.

                o Personal holdings of ADMs who are index fund managers and who have no investment discretion in replicating an index.

                o Personal holdings of Portfolio Managers in Mellon Private
                  Capital Management and Mellon Private Asset Management if the Portfolio Manager exactly replicates the model or clone portfolio. A disclosure form is required if the Portfolio Manager recommends securities which are not in the clone or model portfolio or recommends a model or clone security in a different percentage than model or clone amounts. Disclosure forms are also required when the Portfolio Manager recommends individual securities to clients, even if Mellon shares control of the investment process with other parties.

                If a personal securities holding does not fall under one of these exemptions, the ADM must complete and forward a disclosure form for authorization by the CIO/CEO or designee, immediately prior to the first recommendation or transaction in the security in the current calendar month. Disclosure forms for subsequent transactions in the same security are not required for the remainder of the calendar month as long as purchases (or sales) in all portfolios do not exceed the maximum number of shares, options, or bonds disclosed on the disclosure form. If the ADM seeks to effect a transaction or makes a recommendation in a direction opposite to the most recent disclosure form, a new disclosure form must be completed prior to the transaction or recommendation.

                Once the CIO/CEO's authorization is obtained, the ADM may make the recommendation or trade the security in the managed portfolio without the Preclearance Compliance Officer's signature. However, the ADM must deliver the authorization form to the Preclearance Compliance Officer on the day of the CIO/CEO's authorization. The Preclearance Compliance Officer will forward a copy of the completed form for the ADM's files. The ADM is responsible for following-up with the Preclearance Compliance Officer in the event a completed form is not returned to the ADM within 5 business days. It is recommended that the ADM retain completed forms for two years.

                A listing of Investment Ethics Committee designees, a listing of the Russell 200, and the personal securities disclosure forms are available on the Mellon intranet , or can be obtained from your designated Preclearance Compliance Officer.


BLACKOUT POLICY Except as described below, ADMs will generally not be given clearance to execute a transaction in any security that is on the restricted list maintained by their Preclearance Compliance Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.

                In addition, portfolio managers (except index fund managers) are prohibited from buying or selling a security within seven calendar days before and after their investment company or managed account has effected a transaction in that security. In addition to other appropriate sanctions, if such ADMs effect such a personal transactions during that period, these individuals must disgorge any and all profit realized from such transactions. The amount of the disgorgement will be determined by the Investment Ethics Committee.

                Exceptions - Regardless of any restrictions above, ADMs will generally be given clearance to buy or sell up to the greater of 100 shares or $10,000 of securities of the top 500 issuers on the Russell list of largest publicly traded companies. In addition, ADMs will be exempt from the 7-day disgorgement for the described transactions (but not the disgorgement for short-term/60-day trading). An ADM is limited to two such purchases or two such sales in the securities of any one issuer in any calendar month.

EXEMPTIONS FROM Preclearance is not required for the following transactions:
REQUIREMENT TO
PRECLEAR        o purchases or sales of Exempt Securities (see Glossary);

                o purchases or sales of securities issued by non-affiliated closed-end investment companies; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                o purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may be maintained, without being subject to preclearance procedures, only when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                o transactions that are non-volitional on the part of an
                  employee (such as stock dividends);

                o the sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                o changes to elections in the Mellon 401(k) plan;

                o purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                o sales of rights acquired from an issuer, as described above;
                  and/or

                o sales effected pursuant to a bona fide tender offer.


GIFTING OF      ADMs desiring to make a bona fide gift of securities or who
SECURITIES      receive a bona fide gift of securities do not need to preclear the transaction. However, ADMs must report such bona fide gifts to the designated Preclearance Compliance Officer. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return.
                An ADM who purchases a security with the intention of making a gift must preclear the purchase transaction.

DRIPs, DPPs     Certain companies with publicly traded securities establish:
AND AIPs
                o Dividend reinvestment plans (DRIPs) - These permit
                  shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered by many DRIPs to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                Participation in a DRIP, DPP or AIP is voluntary.

                ADMs who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                ADMs must preclear all optional cash purchases through a DRIP and all purchases through a DPP. ADMs must also preclear all sales through a DRIP, DPP or AIP.

RESTRICTED LIST Each Preclearance Compliance Officer will maintain a list (the
                "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for ADMs in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its ADMs from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

CONFIDENTIAL    The Manager of Corporate Compliance and/or Preclearance
TREATMENT       Compliance Officer will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside
                Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from ADMs are also available for inspection by the boards of directors of 40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.

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RESTRICTIONS ON Employees who engage in transactions involving Mellon TRANSACTIONS IN securities should be aware of their unique responsibilities
MELLON          with respect to such transactions arising from the employment
SECURITIES      relationship and should be sensitive to even the appearance of impropriety. The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                o Short Sales - Short sales of Mellon securities by employees are prohibited.

                o Short Term Trading - ADMs are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanctions, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

                o Margin Transactions - Purchases on margin of Mellon's
                  publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                o Major Mellon Events - Employees who have knowledge of major
                  Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                o Mellon Blackout Period - Employees are prohibited from
                  buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON 401(K)   For purposes of the blackout period and the short term trading
PLAN            rule, employees' changing their existing account balance
                allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                o Employees are prohibited from increasing their existing
                  account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                      - with respect to ADMs, any profits realized on short
                        term changes in the 401(k) will not have to be disgorged.

                      - changes to existing account balance allocations in the
                        401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                o Employees are not required to preclear any elections or
                  changes made in their 401(k) account.

                o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                o The regular salary deferral contribution to Mellon Common
                  Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON EMPLOYEE Receipt - Your receipt of an employee stock option from Mellon
STOCK OPTIONS   is not deemed to be a purchase of a security. Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

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RESTRICTIONS ON Purchases or sales by an employee of the securities of issuers TRANSACTIONS IN with which Mellon does business, or other third party issuers,
OTHER           could result in liability on the part of such employee.
SECURITIES      Employees should be sensitive to even the appearance of
                impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                The following restrictions apply to all securities transactions by ADMs:

                o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                o Front Running - Employees may not engage in "front running,"
                  that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                o Initial Public Offerings - ADMs are prohibited from
                  acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Investment Ethics Committee. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the ADM. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                o Material Nonpublic Information - Employees possessing
                  material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                o Micro-Cap Securities - Unless specifically authorized in writing by the Investment Ethics Committee, MCADMs are prohibited from voluntarily obtaining beneficial ownership of any security of an issuer with a common equity market capitalization of $100 million or less at the time of acquisition. If any MCADM involuntarily acquires such a micro-cap security through inheritance, gift, or spin-off, this fact must be disclosed in a memo to the MCADM's Preclearance Compliance Officer within 10 business days of the MCADM's knowledge of this fact. A copy of this memo should be attached to the MCADM's next Quarterly Securities Report. A form for making this report can be obtained from your designated Preclearance Compliance Officer.

                  MCADMs must obtain on their Preclearance Request Forms the written authorization of their immediate supervisor and their Chief Investment Officer prior to voluntarily obtaining, or disposing of, a beneficial ownership of any security of an issuer with a common equity market capitalization of more than $100 million but less than or equal to $250 million at the time of acquisition.

                  MCADMs who have prior holdings of securities of an issuer with a common equity market capitalization of $250 million or less must disclose on their next Quarterly Securities Report that they have not yet received CIO/CEO authorization for these holdings. The Preclearance Compliance Officer will utilize these forms to request the appropriate authorizations.

                o Private Placements - Participation in private placements is prohibited without the prior written approval of the Investment Ethics Committee. The Committee will generally not approve an ADM's acquiring, in a private placement, beneficial ownership of any security of an issuer in which any managed fund or account is authorized to invest within the ADM's fund complex.

                  Private placements include certain co-operative investments in real estate, co-mingled investment vehicles such as hedge funds, and investments in family owned businesses. For the purpose of this policy, time-shares and cooperative investments in real estate used as a primary or secondary residence are not considered to be private placements.

                  When considering requests for participation in private placements, the Investment Ethics Committee will take into account the specific facts and circumstances of the request prior to reaching a decision on whether to authorize a private placement investment by an ADM. These factors include, among other things, whether the opportunity is being offered to an individual by virtue of his or her position with Mellon or its affiliates, or his or her relationship to a managed fund or account. The Investment Ethics Committee will also consider whether a fund or account managed by the ADM is authorized to invest in securities of the issuer in which the ADM is seeking to invest. At its discretion, the Investment Ethics Committee may request any and all information and/or documentation necessary to satisfy itself that no actual or potential conflict, or appearance of a conflict, exists between the proposed private placement purchase and the interests of any managed fund or account.

                  ADMs who have prior holdings of securities obtained in a private placement must request the written authorization of the Investment Ethics Committee to continue holding the security. This request for authorization must be initiated within 90 days of becoming an ADM.

                  To request authorization for prior holdings or new proposed acquisitions of securities issued in an eligible private placement, contact the Manager of Corporate Compliance.

                o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                o Short Term Trading - ADMs are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. Any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management. Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.



PROHIBITION ON You are prohibited from acquiring any security issued by a INVESTMENTS IN financial services organization if you are:
SECURITIES OF
FINANCIAL       o a member of the Mellon Senior Management Committee.
SERVICES
ORGANIZATIONS   o employed in any of the following departments:

                      - Corporate Strategy & Development

                      - Legal (Pittsburgh only)

                      - Finance (Pittsburgh only)

                o an employee specifically designated by the Manager of
                  Corporate Compliance and informed that this prohibition is applicable to you.

                Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:

                - Commercial Banks other than Mellon        - Thrifts

                - Bank Holding Companies other than Mellon  - Savings and Loan
                                                              Associations

                - Insurance Companies                       - Broker/Dealers

                - Investment Advisory Companies             - Transfer Agents

                - Shareholder Servicing Companies           - Other Depository
                                                              Institutions

                The term "securities issued by a financial services organization" does not include securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


BENEFICIAL      The provisions of the Policy apply to transactions in the
OWNERSHIP       employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                o accounts of any other member of the employee's household
                  (e.g., a relative living in the same home);

                o trust or other accounts for which the employee acts as
                  trustee or otherwise exercises any type of guidance or influence;

                o corporate accounts controlled, directly or indirectly, by the employee;

                o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON      The provisions discussed above do not apply to transactions
EMPLOYEE        done under a bona fide employee benefit plan administered by
BENEFIT PLANS   an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING      As an employee you may receive information about Mellon, its
CONFIDENTIAL    customers and other parties that, for various reasons, should
INFORMATION     be treated as confidential. All employees are expected to
                strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING Federal securities laws generally prohibit the trading of
AND TIPPING     securities while in possession of "material nonpublic"
                information regarding the issuer of those securities (insider
LEGAL           trading). Any person who passes along material nonpublic
PROHIBITIONS    information upon which a trade is based (tipping) may also be liable.

                Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                o a proposal or agreement for a merger, acquisition or
                  divestiture, or for the sale or purchase of substantial assets;

                o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                o dividend declarations or changes;

                o extraordinary borrowings or liquidity problems;

                o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                o a proposal or agreement concerning a financial
                  restructuring;

                o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                o a significant expansion or contraction of operations;

                o information about major contracts or increases or decreases in orders;

                o the institution of, or a development in, litigation or a regulatory proceeding;

                o developments regarding a company's senior management;

                o information about a company received from a director of that company; and

                o information regarding a company's possible noncompliance with environmental protection laws.

                This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY Employees who possess material nonpublic information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS    As a diversified financial services organization, Mellon faces
ON THE FLOW OF  unique challenges in complying with the prohibitions on
INFORMATION     insider trading and tipping of material non-public
WITHIN MELLON   information, and misuse of confidential information. This is
(THE "CHINESE   because one Mellon unit might have material nonpublic
WALL")          information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider
                Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment
                Functions). Employees should refer to CPP 903-2(C) The Chinese
                Wall.


                                                                             1

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GLOSSARY

DEFINITIONS     o 40-ACT ENTITY - A Mellon entity registered under the
                  Investment Company Act and/or the Investment Advisers Act of 1940

                o ACCESS DECISION MAKER - A person designated as such by the
                  Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts.

                o ACCESS PERSON - As defined by Rule 17j-1 under the
                  Investment Company Act of 1940, "access person" means:
                    (A) With respect to a registered investment company or
                        an investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;
                    (B) With respect to a principal underwriter, any
                        director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.
                    (C) Notwithstanding the provisions of paragraph (A)
                        hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.
                    (D) An investment adviser is "primarily engaged in a
                        business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is lesser, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.

                o ADVISORY PERSON of a registered investment company or an investment adviser thereof means:
                     (A) Any employee of such company or investment adviser
                        (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and
                    (B) Any natural person in a control relationship to such
                        company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

                o APPROVAL - written consent or written notice of
                  non-objection.

                o BENEFICIAL OWNERSHIP - The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of each employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

                Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

                Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or the relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circumstances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

                  In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, nondiscretionary account or similar arrangement.

                With respect to ownership of securities held in trust,
                  beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descendant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

                To the extent that stockholders of a company use it as a
                  personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                Any person who, directly or indirectly, creates or uses a
                  trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.


                o "CHINESE WALL" POLICY - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

                o DIRECT FAMILY RELATION - employee's husband, wife, father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

                o DISCRETIONARY TRADING ACCOUNT - an account over which the employee has no direct or indirect control over the investment decision making process.

                o EMPLOYEE - any employee of Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees.

                o EXEMPT SECURITIES - Exempt Securities are defined as:

                      - direct obligations of the government of the United
                        States;

                      - high quality short-term debt instruments;

                      - bankers' acceptances;

                      - bank certificates of deposit and time deposits;

                      - commercial paper;

                      - repurchase agreements;

                      - securities issued by open-end investment companies;

                o FAMILY RELATION - see direct family relation.

                o GENERAL COUNSEL - General Counsel of Mellon Financial
                  Corporation or any person to whom relevant authority is delegated by the General Counsel.

                o INDEX FUND - an investment company or managed portfolio
                  which contains securities of an index in proportions designed to replicate the return of the index.

                o INITIAL PUBLIC OFFERING (IPO) - the first offering of a
                  company's securities to the public through an allocation by the underwriter.

                o INVESTMENT CLUB - is a membership organization where
                  investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

                o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                o INVESTMENT ETHICS COMMITTEE is composed of investment,
                  legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:
                      President and Chief Investment Officer of The Dreyfus Corporation (Committee Chair)
                      General Counsel, Mellon Financial Corporation
                      Chief Risk Management Officer, Mellon Trust
                      Manager of Corporate Compliance, Mellon Financial Corporation
                      Corporate Chief Auditor, Mellon Financial Corporation Chief Investment Officer, Mellon Private Asset
                      Management
                      Executive Officer of a Mellon investment adviser (rotating membership)
                  The Committee has oversight of issues related to personal securities trading and investment activity by Access Decision Makers.

                o MANAGER OF CORPORATE COMPLIANCE - the employee within the
                  Audit and Risk Review Department of Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                o MELLON - Mellon Financial Corporation and all of its direct and indirect subsidiaries.

                o OPTION - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                      - Call Options

                           If a Mellon employee buys a call option, the employee
                              is considered to have purchased the underlying security on the date the option was purchased.

                           If a Mellon employee sells a call option, the
                              employee is considered to have sold the underlying security on the date the option was sold.

                      - Put Options

                           If a Mellon employee buys a put option, the employee
                              is considered to have sold the underlying security on the date the option was purchased.

                           If a Mellon employee sells a put option, the employee
                              is considered to have bought the underlying security on the date the option was sold.

                      Below is a table describing the above:

                             ------------------------------------------------
                                            Transaction Type
                             ------------------------------------------------
                    ---------------------------------------------------------
                    Option Type        Buy                     Sale

                    ---------------------------------------------------------
                    ---------------------------------------------------------
                      Put       Sale of Underlying         Purchase of
                                     Security          Underlying Security
                    ---------------------------------------------------------
                    ---------------------------------------------------------
                      Call    Purchase of Underlying    Sale of Underlying
                                     Security                Security
                    ---------------------------------------------------------


                o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the
                  Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

                o PRIVATE PLACEMENT - an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

                o SENIOR MANAGEMENT COMMITTEE - the Senior Management
                  Committee of Mellon Financial Corporation.

                o SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.


                             EXHIBIT A - SAMPLE INSTRUCTION LETTER TO BROKER

Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith & Mary Smith
     Account No. xxxxxxxxxxxx



In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:


      Manager, Corporate Compliance          Preclearance Compliance Officer
      Mellon Bank                      or    (obtain address from your
      PO Box 3130 Pittsburgh, PA             designated Preclearance
      15230-3130                             Compliance Officer)

Thank you for your cooperation in this request.


Sincerely yours,



Associate


cc:  Manager, Corporate Compliance (151-4340) or Preclearance Compliance Officer


Securities Trading Policy


Dreyfus Nonmanagement Board Member Edition


INTRODUCTION   The Securities Trading Policy (the "Policy") is designed to reinforce the reputation for integrity of The Dreyfus Corporation and its subsidiaries (collectively, "Dreyfus") by avoiding even the appearance of impropriety in the conduct of their businesses.
               The Policy sets forth procedures and limitations which govern the personal securities transactions of every Dreyfus employee.

SPECIAL        This edition of the Policy has been prepared specifically
EDITION        for Nonmanagement Board Members of Dreyfus and the investment companies advised by Dreyfus (each a "Fund").

NONMANAGEMENT  You are considered to be a Nonmanagement Board Member if you are:
BOARD MEMBER
               o a director of Dreyfus who is not also an officer or employee of Dreyfus ("Dreyfus Board Member"); or

               o  a director or trustee of any Fund who is not also an officer or employee of Dreyfus ("Mutual Fund Board Member").


INDEPENDENT    The term "Independent Mutual Fund Board Member" means those
MUTUAL FUND    Mutual Fund Board Members who are not deemed "interested
BOARD MEMBER   persons" of their Fund(s), as defined by the Investment
               Company Act of 1940, as amended.


STANDARDS OF   Outside Activities
CONDUCT FOR
NONMANAGEMENT  - Mutual Fund Board Members are prohibited from accepting
BOARD MEMBERS  nomination or serving as a director, trustee or managing general partner of an investment company not advised by Dreyfus, or accepting employment with or acting as a consultant to any person acting as a registered investment adviser to an investment company, without the express prior approval of the board of directors/trustees of the pertinent Fund(s) for which the Mutual
               Fund Board Member serves as a director/trustee. In any such circumstance, management of Dreyfus must be given advance notice by the Mutual Fund Board Member of his/her request in order to allow management to provide its input, if any, for the relevant
               Fund board of directors/trustees' consideration.

               - Dreyfus Board Members are prohibited from accepting nomination or serving as a director, trustee or managing general partner of an investment company not advised by Dreyfus, or accepting employment with or acting as a consultant to any person acting as a registered investment adviser to an investment company, without Dreyfus's express prior approval.

               - Independent Mutual Fund Board Members are prohibited from owning Mellon securities (since that would destroy his or her independent status).

               - Nonmanagement Board Members are prohibited from buying or selling Mellon's publicly traded securities during a blackout period, which begins the 16th day of the last month of each calendar quarter and ends three business days after Mellon publicly announces the financial results for that quarter.


               Insider Trading and Tipping

               Federal securities laws generally prohibit the trading of securities while in possession of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

               Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

               o a proposal or agreement for a merger, acquisition or
                 divestiture, or for the sale or purchase of substantial assets;

               o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

               o dividend declarations or changes;

               o extraordinary borrowings or liquidity problems;

               o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

               o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

               o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

               o a proposal or agreement concerning a financial restructuring;

               o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

               o a significant expansion or contraction of operations;

               o information about major contracts or increases or decreases in orders;

               o the institution of, or a development in, litigation or a regulatory proceeding;

               o developments regarding a company's senior management;

               o information about a company received from a director of that company; and

               o information regarding a company's possible noncompliance with environmental protection laws.

               This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

               "Nonpublic"- Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

               If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information, While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

               Conflict of Interest--No Nonmanagement Board Member may recommend a securities transaction for Mellon, Dreyfus or any Fund without disclosing any interest he or she has in such securities or issuer thereof (other than an interest in publicly traded securities where the total investment is less than or equal to $25,000), including:

               o any direct or indirect beneficial ownership of any securities of such issuer;

               o any contemplated transaction by the Nonmanagement Board Member in such securities;

               o any position with such issuer or its affiliates; and

               o any present or proposed business relationship between such issuer or its affiliates and the Nonmanagement Board Member or any party in which the Nonmanagement Board Member has a beneficial ownership interest (see "Beneficial Ownership" in the Glossary).

               Portfolio Information--No Nonmanagement Board Member may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of Mellon, Dreyfus or any Fund, to anyone unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.


               Material Nonpublic Information--No Nonmanagement Board Member may engage in or recommend any securities transaction, for his or her own benefit or for the benefit of others, including Mellon, Dreyfus or any Fund, while in possession of material nonpublic information. No Nonmanagement Board Member may communicate material nonpublic information to others unless it is properly within his or her responsibilities as a Nonmanagement Board Member to do so.

PRECLEARANCE   Nonmanagement Board Members are permitted to engage in personal
FOR            securities  transactions without obtaining prior approval
PERSONAL       from the Preclearance Compliance Officer.
SECURITIES
TRANSACTIONS


PERSONAL       - Independent Mutual Fund Board Members--Any Independent Mutual
SECURITIES       Fund Board Member, as defined above, who effects a securities
TRANSACTIONS     transaction where he or she  knew, or in the ordinary course of
REPORTS          fulfilling his or her official duties should have
                 known, that during the 15-day period
                 immediately preceding or after the date of such transaction, the same security was purchased or sold, or was being considered for purchase or sale by Dreyfus (including any Fund or other account managed by Dreyfus), is required to report such personal securities transaction. In the event a personal securities transaction report is required, it must be submitted to the Preclearance Compliance Officer not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition), the price at which the transaction was effected and the name of the broker or other entity with or through whom the transaction was effected. This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transaction to the Preclearance Compliance Officer within the time period specified.

               o Dreyfus Board Members and "Interested" Mutual Fund Board
                 Members--Dreyfus Board Members and Mutual Fund Board Members who are "interested persons" of a Fund, as defined by the Investment Company Act of 1940, are required to report their personal securities transactions. Personal securities transaction reports are required to be submitted to the Preclearance Compliance Officer not later than ten days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report must include the date of the transaction, the title and number of shares or principal amount of the security, the nature of the transaction (e.g., purchase, sale or any other type of acquisition or disposition), the price at which the transaction was effected and the name of the broker or other entity with or through whom the transaction was effected.
                 This reporting requirement can be satisfied by sending a copy of the confirmation statement regarding such transaction to the Preclearance Compliance Officer within the time period specified.


EXEMPTIONS FROM  Notwithstanding the foregoing, securities transaction reports
REPORTING        are not required for the following transactions purchases or
REQUIREMENTS     sales of "Exempt Securities" (see Glossary);
                 purchases or sales effected in any account over which the Nonmanagement Board Member has no direct or indirect control over the investment decision-making process (i.e., discretionary trading accounts); transactions which are non-volitional on the part of the Nonmanagement Board Member
                 (such as stock dividends);

                 purchases which are part of an automatic reinvestment of dividends under a DRIP;

                 purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer; and\or sales of rights acquired from an issuer, as described above.

               CONFIDENTIAL TREATMENT
               THE PRECLEARANCE COMPLIANCE OFFICER WILL USE HIS OR HER BEST EFFORTS TO ASSURE THAT ALL PERSONAL SECURITIES TRANSACTION REPORTS ARE TREATED AS "PERSONAL AND CONFIDENTIAL." HOWEVER, SUCH DOCUMENTS WILL BE AVAILABLE FOR INSPECTION BY APPROPRIATE REGULATORY AGENCIES AND OTHER PARTIES WITHIN AND OUTSIDE MELLON AS ARE NECESSARY TO EVALUATE COMPLIANCE WITH OR SANCTIONS UNDER THIS POLICY.


GLOSSARY

DEFINITIONS    - ACCESS PERSON - As defined by Rule 17j-1 under the Investment
                 Company Act of 1940, "access person" includes, with respect to a registered investment company or an investment adviser thereof, any director of such investment company or investment adviser. Each Nonmanagement Board Member is therefore considered an access person of Dreyfus or their respective Funds.

               - APPROVAL - written consent or written notice of nonobjection.

               - BENEFICIAL OWNERSHIP - The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate
                 Compliance ordinarily will not advise Nonmanagement Board Members ("NBM") on this definition. It is the responsibility of each NBM to read the definition, and based on that definition determine whether he/she is the beneficial owner of a security.

               Securities owned of record or held in the NBM's name are
                 generally considered to be beneficially owned by the NBM.

               Securities held in the name of any other person are deemed to be beneficially owned by the NBM if by reason of any contract, understanding, relationship, agreement or other arrangement, the NBM obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the NBM's benefit (regardless of record ownership), e.g., securities held for the NBM or members of the NBM's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the NBM, but which have not been transferred into the NBM's name on the books of the company; securities which the NBM has pledged; or securities owned by a corporation that should be regarded as the NBM's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the NBM's immediate family, which includes the NBM's spouse, the NBM's minor children and stepchildren and the NBM's relatives or the relatives of the NBM's spouse who are sharing the NBM's home, unless because of countervailing circumstances, the NBM does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An NBM is also deemed the beneficial owner of securities held in the name of some other person even through the NBM does not obtain benefits of ownership, if the NBM can vest or revest title in himself or herself at once, or at some future time.

                 In addition, a person will be deemed the beneficial owner of a security if he/she has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

               With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the NBM as trustee or a member of the NBM's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the NBM of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the NBM as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the NBM being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the NBM's prior approval as settlor or beneficiary. "Immediate family" of an NBM as trustee means the NBM's son or daughter (including any legally adopted children or any descendant of either), the NBM's stepson or stepdaughter, the NBM's father or mother or any ancestor of either, the NBM's stepfather or stepmother and the NBM's spouse.

               To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan, and a business trust with over 25 beneficiaries.

               Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

               The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the NBM may report the security holdings of other members of his family, the NBM may nonetheless disclaim beneficial ownership of such securities.

               o DISCRETIONARY TRADING ACCOUNT - an account over which the NBM has no direct or indirect control over the investment decision making process.

               o EXEMPT SECURITIES - Exempt Securities are defined as:

                    - direct obligations of the government of the United
                      States;

                    - bankers' acceptances;

                    - bank certificates of deposit and time deposits;

                    - commercial paper;

                    - high quality short-term debt instruments;

                    - repurchase agreements;

                    - securities issued by open-end investment companies.

                o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                o INVESTMENT ETHICS COMMITTEE is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:
                    President and Chief Investment Officer of The Dreyfus Corporation (Committee Chair)
                    General Counsel, Mellon Financial Corporation
                    Chief Risk Management Officer, Mellon Trust
                    Manager of Corporate Compliance, Mellon Financial
                    Corporation
                    Corporate Chief Auditor, Mellon Financial Corporation
                    Chief Investment/Executive Officers of two investment departments or affiliates (rotating memberships)

                 The Committee has oversight of issues related to personal securities trading and investment activity by certain employees, including those who make recommendations or decisions regarding the purchase or sale of portfolio securities by Funds or other managed accounts.

               o MELLON - Mellon Financial Corporation and all of its direct and indirect subsidiaries.

               o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the
                 Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.










                                CODE OF ETHICS

                      FAYEZ SAROFIM & CO. AND AFFILIATES


                          REVISED AS OF MARCH 1, 2000


March 1, 2000
Revision
                                       -1-

                                CODE OF ETHICS

                               I.  INTRODUCTION

      This Code of Ethics (this "Code") applies to FS & Co.1 and each other Group Member, and, among other things, this Code is intended to, and shall always be construed in a manner necessary to, satisfy the requirements of (i) Rule 17j-1 under the Investment Company Act2 and (ii) Rule 204-2 under the Investment Advisers Act.3 This Code applies to every Employee4. An Employee who is also an Access Person is subject to certain provisions in this Code which are not applicable to Employees who are not Access Persons. This Code extends to all activities of an Employee, including such Employee's duties as an Employee and her or his duties in connection with any Fund for which a Group Investment Adviser acts as investment adviser or sub-investment adviser. Among other things, this Code governs conflicts of interest in personal securities transactions, including those that typically arise when a person associated with a Group Member or a Fund invests in securities that are held or are to be acquired by a Fund or a Managed Account.

      Each Employee must read, acknowledge receipt and understanding of, and retain a copy of this Code. Any questions regarding this Code should be referred to the Compliance Officer.

                           DEFINITIONSII. DEFINITIONS

-----------------------
      1 Capitalized terms used in this Code shall have the meanings ascribed to them in the Definitions section below to the extent their meanings are not otherwise ascribed to them elsewhere in this Code.

      2 As amended effective as of October 29, 1999.

      3 As amended effective as of October 29, 1999.

     4 In addition to being subject to this Code, all Employees are subject to the "Code of Business Conduct of Fayez Sarofim & Co. and Affiliates." II.


      Access Person: means a Director, an officer and any Employee of a Group member (i) who, in connection with her or his regular functions or duties, makes, participates in or obtains information with respect to (a) the purchase or sale of securities for Managed Accounts, a Fund or a Group Member or (b) the recommendations of such purchases or sales, or (ii) whose functions relate to the making of any recommendations with respect to such purchases or sales. At all times, the Compliance Officer shall maintain a then current list of Access Persons.

      Compliance Assistant or Assistants: means, to the extent not otherwise determined by the Board of Directors of FS & Co., (i) either or both of Robert
M. Hopson II and William D. Hanna and (ii) such other individuals designated as such by the Board of Directors of FS & Co. A Compliance Assistant shall have the authority to act on behalf of the Compliance Committee in connection with the gathering of information necessary for the Compliance Committee to act in the manner intended by this Code.

     Compliance Officer: means Mrs. Raye G. White, or her successor in the office of Executive Vice President of FS & Co. If at the time of required action by the Compliance Officer, Mrs. White, or her successor is absent, a reference to the Compliance Officer in this Code shall mean another member of the Compliance Committee.

     Compliance Committee: means Individuals designated as such by the Board of Directors of FS & Co., such individuals being Mrs. Raye G. White, Russell Hawkins, and Charles Sheedy as of March 1, 2000.

      Covered Security: means a Security other than (i) direct obligations of the United States government, (ii) bankers' acceptances, bank certificates of deposits, commercial paper and high quality short-term debt instruments, including repurchase agreements and (iii) shares issued by open-end investment companies registered under the Investment Company Act.

      Employee: means an individual employed by a Group Member.

      Exempt Issuer: means an issuer of securities which is not required to file reports with the SEC.

      FS & Co.: means Fayez Sarofim & Co., a Texas corporation.

      Fund: means an "investment company" within the meaning of the Investment Company Act.

      Group: means the chain of corporations connected through stock ownership with Sarofim Group, with (i) Sarofim Group owning directly "control stock" in one of the other corporations, and (ii) one or more of the other corporations owning directly "control stock" in each of the other corporations. For purposes of this definition, "control stock" means stock of any corporation which possesses at least 80 percent of the total voting power and which has a value equal to at least 80 percent of the stock of such corporation.

      Group Investment Adviser: means a Group Member registered as an investment adviser in accordance with the Investment Advisers Act.

      Group Member: means a corporate member of the Group or any partnership or similar business arrangement of which a Group Member is a general partner or holds a similar position. Insider Trading: means trading in Securities while in possession of Non-Public Material Information.

      Investment Company Act: means the Investment Company Act of 1940, as amended.

      Investment Advisers Act: means the Investment Advisers Act of 1940, as amended.

      IPO: means an offering registered with the SEC, the issuer of which, immediately before the registration was an Exempt Issuer.

      Limited Offering: means a private placement offering which is exempt from registration with the SEC, as well as an offering that is not public under federal securities laws.

      Limited Offering Venture: means the entity or other business arrangement which makes a Limited Offering.

      Managed Account: means an account for which a Group Investment Adviser acts as the investment adviser.

      NASD: means the National Association of Securities Dealers.

      Non-Public Material Information: means information which is both "non-public information" and "material information."

            "Non-public information" is information which has not been effectively communicated to the marketplace. In order for information to be other than "non-public", one must be able to point to some fact to establish that the information is generally public. For example, information appearing in the Dow Jones news wire service, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered information which has been effectively communicated to the marketplace.

            "Material information" is information for which there is a substantial likelihood that a reasonable investor would consider it important in making her or his investment decisions, or information that is reasonably certain to have any effect on the price of an issuer's Securities. Information that should be considered material includes, without limitation, (i) dividend changes, (ii) earnings estimates, (iii) changes in previously released earnings estimates, (iv) significant expansion or curtailment of operations, (v) a significant increase or decline in orders, (vi) significant new products or discoveries, (vii) extraordinary borrowing, (viii) purchase or sale of substantial assets,
      (ix) significant merger or acquisition proposals or agreements, (x) major litigation, (xi) liquidity problems, and (xii) extraordinary management developments. Material information does not have to relate to an issuer's business. For example, information about the contents of a forthcoming newspaper or magazine article that is expected to affect the price of a Security should be considered material. Similarly, information concerning significant transactions which a Group Investment Adviser intends to execute on behalf of a Fund or a Managed Account could be material information and is prohibited from being communicated.

      Publicly-Traded Security: means a Security the issuer of which is subject to registration with the SEC.

      Sarofim Group: means The Sarofim Group, Inc., a Texas corporation.

      SEC: means the United States Securities and Exchange Commission.

      Security or Securities: has the meaning as set forth in Section 2(a)(36) of the Investment Company Act, the text of which is also set forth in Appendix A.

                            III. PROHIBITED CONDUCT

      As a general matter, an Employee is prohibited from engaging in, or recommending, any Securities transaction which places, or appears to place, her or his own interests above that of any Fund, Managed Account, Group Member or affiliate of a Group Member5 or any other

---------------------

      5 Thus, the placing of one's own interests above that of any Fund, Managed Account, Group Member or affiliate of a Group Member might result from short term trades in a Publicly-Traded Security prior to its acquisition for a Fund, Managed Account, Group Member or affiliate of a Group Member based on the knowledge that such Publicly-Traded Security is going to be acquired, or is likely to be acquired, for a Fund, Managed Account, Group Member or affiliate of a Group Member.


fraudulent, deceptive or manipulative
acts.6 Specifically, an Employee shall not do any of the following in connection with the purchase or sale, directly or indirectly, by such Employee of a Security held or to be acquired by any Fund, Managed Account, Group member or affiliate of a Group Member:

(i) Employ any device, scheme or artifice to defraud a Fund, Managed Account, Group Member or affiliate of a Group Member;

(ii) Make any untrue statement of a material fact to a Fund, Managed Account, Group Member or affiliate of a Group Member, in light of the circumstances under which they are made, not misleading;

(iii) Engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a Fund, Managed Account, Group Member or affiliate of a Group Member; or

(iv) Engage in any manipulative practice with respect to a Fund, Managed Account, Group Member or affiliate of a Group Member.

DISCLOSURE OF INTERESTS

      An Employee is prohibited from recommending Securities transactions to be entered into by any Fund, Managed Account, Group Member or affiliate of a Group Member without disclosing her or his interest or potential interest, if any, in such Securities or the issuer of such Securities, including, without limitation:

      (i) any direct or indirect beneficial ownership7 of any Securities of such issuer, or its affiliates;

--------------------
      6 Penalties for violations of those federal securities laws pertaining to conflict of interest matters may include fines of up to $10,000, as well as jail sentences of up to five years.

      7 The term "beneficial ownership" is explained in Appendix A.

      (ii)  any  contemplated  transaction by such Employee in such  Securities;
            and

      (iii) any present or proposed business relationship between such issuer (or its affiliates) and such Employee or any party in which such Employee has a significant interest.

DISCLOSURE OF INFORMATION

      An Employee is prohibited from divulging the current portfolio positions, and current and anticipated portfolio transactions, programs and studies of a Group Investment Adviser, any Fund, any Managed Account, any Group Member or any affiliate of any Group Member to anyone unless such divulgence is properly within her or his duties.

DISCLOSURES WITH RESPECT TO LIMITED OFFERINGS

      At least annually, each Employee will be required to disclose to the Compliance officer a list of all Limited Offering Ventures in which such Employee is a direct or indirect investor.8

      Each Employee will be required from time to time to provide written assurance to the Compliance Officer that any Limited Offering Venture in which such Employee is an investor, directly or indirectly, does not hold any Publicly-Traded Securities. If the Employee is unable to provide such assurance due to any such holding of a Publicly-Traded Security, the Employee must notify the Compliance Officer in writing of all Publicly-Traded Securities so held and must continue to provide such information on an annual basis after such time. Such Employee must notify the Compliance Officer of any Security held by the Limited Offering Venture which is to become a Publicly-Traded Security prior to the time such Security becomes a Publicly-Traded Security.

INSIDER TRADING

      An Employee is prohibited from engaging in any Securities transaction, for her or his own benefit, or the benefit of others, including any Fund, any Managed Account, any Group Member or any affiliate of a Group Member, while in possession of Non-Public Material Information concerning such Securities. An Employee is prohibited from communicating, directly or indirectly, Non-Public Material Information concerning any Security to others unless such communication is properly within her or his duties as an Employee.

      Penalties for communicating Non-Public Material Information, or trading based on such information, are severe, both for the individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if she or he does not personally benefit from the violation. Penalties include:

      *     CIVIL INJUNCTIONS;

      *     TREBLE DAMAGES;

      *     DISGORGEMENT OF PROFITS;

      *     JAIL SENTENCES of up to 10 years;

      * FINES for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefitted; and

      * FINES for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

----------------
      8 The first such disclosure under this March 1, 2000 revision of the Code shall be made during the first half of the 2000 calendar year.

      In addition, any violation of this Code can be expected to result in serious sanctions by the Group, including dismissal of the person involved by a Group Member.


                   IV.  PROCEDURES FOR CLEARANCE OF PERSONAL
                            SECURITIES TRANSACTIONS

      The following procedures have been established to aid Employees in avoiding conflicts of interest and Insider Trading, and to aid the Group, especially the Group Investment Advisers, in preventing, detecting and imposing sanctions against such conduct. Every Employee must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties. If you have any questions about these procedures you should consult the Compliance Officer. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Compliance Officer.

      No Employee may engage in any transaction involving, directly or indirectly, a Security without obtaining prior approval from the Compliance Officer.9 All requests for prior approval of transactions in Securities shall be submitted to the Compliance Officer by completing a Request For Approval of
                                                    ------------------------
Orders For Personal Accounts Within Fayez Sarofim & Co., which shall be
--------------------------------------------------------
substantially the same as that form attached to this Code as Appendix B, and such other documents and information as the Compliance Officer, another member of the Compliance Committee or a Compliance Assistant deems appropriate or necessary.

      Certain transactions in Securities often involve complex issues of potential conflicts of interest or personal advantage. Examples of

--------------
      9 No one may approve her or his own transactions, but must obtain prior approval of her or his transactions from one of the approval sources.


these transactions are IPO's, "hot issue" public offerings and Limited
Offerings involving direct or indirect investments in Publicly-Traded Securities. Transactions involving IPOs are also subject to various SEC and NASD rules and regulations, including restrictions on the purchase of so-called "hot issues" by persons associated with a registered investment adviser. Thus, an Employee should be aware that the following transactions in Securities will not be approved by the Compliance Officer unless there are extraordinary circumstances justifying such approval:

      (i)   the purchase of Securities in any "hot issue" public offering;

      (ii)  the purchase of Securities in any IPO;

      (iii) the purchase of Securities in a Limited Offering; and

      (iv) transactions in Securities during "blackout periods" under federal securities laws.

      As used in this Code, the term "engaging in any transaction involving, directly or indirectly, a Security" means purchasing or selling, directly or indirectly, any Security in which the Employee has, or by reason of such transaction would acquire, any direct or indirect beneficial ownership. Unless the Compliance Officer otherwise determines in writing, this term applies to (i) the Employee, (ii) any member of the Employee's immediate family (including such person's (w) spouse, (x) minor children, (y) stepchildren and (z) relatives of the Employee or the Employee's spouse who are sharing the Employee's household),
(iii) any other member of the Employee's immediate household, (iv) any trust or estate of which the Employee or spouse is a trustee (or other fiduciary) or a beneficiary or of which the Employee's minor child is a beneficiary, and (v) any person for whom the Employee directs or effects transactions under a power of attorney or otherwise, provided, however, that accounts in which the Employee or members of the Employee's family have an economic interest, but do not participate in investment decisions, such decisions being made exclusively by independent parties, are not covered.

      The Compliance Officer shall promptly notify the Employee whether the request for approval of engaging in a personal Securities transaction is approved or denied, and the Compliance Officer shall record such action and retain such record for such periods as are required by applicable federal securities laws. It is expected that all orders implementing a personal Securities transaction will be promptly entered after notification of approval. In any event, clearance to enter an order shall be effective for only one hour after approval is given.

      Ordinarily, the Compliance Officer will approve a proposed purchase or sale whenever:

      (i) no Fund, Managed Account, Group Member or affiliate of a Group Member is purchasing or selling, or considering for purchase or sale, such Security;

      (ii) the Employee represents that she or he does not possess Non-Public Material Information concerning the Security proposed to be purchased or sold;

     (iii) the Employee represents that she or he has disclosed all personal interests as required by this Code; and

      (iv) it does not otherwise appear to the Compliance Officer based upon the facts available at the time the request for approval is made, that the transaction in question (a) would amount to Insider Trading, (b) would involve a "hot issue", (c) would involve an IPO,
            (d) would involve a Limited Offering, or (e) would result in, or give the appearance of, a conflict of interest between the Employee and a Fund, Managed Account, Group Member or affiliate of a Group Member.

                     V.  ADDITIONAL REPORTING OF PERSONAL
                         --------------------------------
                            SECURITIES TRANSACTIONS
                            ------------------------

      Each Employee must cooperate with the Compliance Assistants in the collection, retention and maintenance of all reports required by this Code.

                 CONFIRMATIONS AND STATEMENTS FROM ALL EMPLOYEES
                 -----------------------------------------------

      All Employees engaging in personal Securities transactions must provide the Compliance Officer with timely duplicate confirmations of such transactions. In this regard, all Employees shall take such steps as are required by the Compliance Officer to ensure that the Compliance Officer receives in a timely manner (i) duplicate copies of confirmations of Securities transactions and (ii) monthly or quarterly statements.

      The Compliance Officer shall send a letter (which shall be signed by the Employee), which shall be substantially the same as the form annexed hereto as Appendix C, to the broker-dealer or other entity responsible for preparation of such confirmations and statements in order to ensure receipt by the appropriate Group Member of duplicate confirmations and monthly statements. All information relating to personal Securities transactions received by the Compliance Officer, including information from confirmations and statements, shall be treated and maintained as "Personal and Confidential", but will be available for inspection by other members of the Compliance Committee, the Compliance Assistants, the Board of Directors of a Group Member, and individuals authorized to inspect by relevant laws.


                             REPORTS BY EMPLOYEES
                             ---------------------

      The following reports are required to be submitted by Employees; provided, however, such reports are not required with respect to transactions effected for, and Securities held in, any account over which the Employee has no direct or indirect control.10 Under applicable federal laws, a Group Member may report to the directors of a Fund from time to time some or all of the information provided by Employees pursuant to the requirements of this Code.

INITIAL HOLDINGS REPORT

      No later than ten days after an individual becomes an Employee, such individual must submit to the Compliance Officer an Initial Holdings Report containing the following information:

      (i) The title, number of shares and principal amount of each Covered Security in which such she or he had any direct or indirect beneficial ownership when such individual became an Employee;

      (ii) the name of any broker, dealer or bank with whom or which such Employee maintained an account in which any Securities were held for such Employee's direct or indirect benefit as of the date she or he became an Employee; and

      (iii) the date that such Initial Holdings Report is submitted by such Employee.

The Initial Holdings Report shall be substantially the same as that contained in Appendix D to this Code. If, after submitting the Initial Holdings Report and before submission of the Annual Holdings Report (see below), an Employee opens a brokerage account, such Employee is required to send written notification of such fact to the Compliance Officer disclosing the name and address of the broker and the account number of the account. Such notification must be submitted prior to engaging in any Securities transactions through such account.

------------------

      10 In order for an Employee to be able to claim that she or he has no direct or indirect control over an account, such Employee must receive the Compliance Officer's written agreement to that effect.


ANNUAL HOLDINGS REPORTS

      On or before January 29 of each calendar year, an Employee shall submit to the Compliance Officer an Annual Holdings Report containing the following information which must be current as of a date no more than 30 days before the Annual Holdings Report is submitted:

      (i) The title, number of shares and principal amount of each Covered Security in which such Employee had any direct or indirect beneficial ownership;

      (ii) the name of any broker, dealer or bank with whom or which such Employee maintained an account in which any Securities are held for the such Employee's direct or indirect benefit;

      (iii) the name, address and person to contact of each Limited Offering Venture in which such Employee is a direct or indirect investor; and


       (iv) the date that such Annual Holdings Report is submitted by such Employee.



The Annual Holdings Report shall be substantially the same as that contained in Appendix E to this Code.

               REPORTS BY EMPLOYEES WHO ARE ALSO ACCESS PERSONS
               -------------------------------------------------

QUARTERLY TRANSACTION REPORTS

      No later than ten days after the end of a calendar quarter, an Employee who is an Access Person must submit to the Compliance Officer a Quarterly Transaction Report containing the following information:

      (i) With respect to any Covered Security transaction during the quarter in which the Access Person had any direct or indirect beneficial ownership:

            (a) The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Covered Security involved;

            (b) the nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

            (c) the Covered Security price at which the transaction was effected;

            (d) the name of the broker, dealer or bank with or through which the transaction was effected; and

            (e)   the date that the report is submitted.

      (ii) With respect to any account established by the Access Person in which any Securities were held during the quarter for the direct or indirect benefit of the Access Person:

            (a) The name of the broker, dealer or bank with whom or which such Access Person established the account;

            (b)   the date the account was established; and

            (c)   the date that the report is submitted by such Access
                  Person.

The Quarterly Transaction Report shall be substantially the same as that contained in Appendix F to this Code.

      The Quarterly Transaction Report will not be required if the Compliance officer causes a report to be prepared for an Access Person for a calendar quarter and (i) such alternate Quarterly Transaction Report is confirmed in writing, dated and returned by such Access Person to the Compliance Officer within 10 days after the end of the calendar quarter to which such alternate Quarterly Transaction Report relates, and (ii) such confirmation by such Access Person specifically confirms that all of the information required to be included in a Quarterly Transaction Report is set forth in such alternate Quarterly Transaction Report.

                            EMPLOYEE QUESTIONNAIRE
                            ----------------------

      Each Employee shall complete a questionnaire substantially in the form of Appendix G at such times as requested by the Compliance Officer.

                 VI.  GUIDELINES TO CONSIDER BEFORE INVESTING

      Before seeking approval for engaging in any personal Securities transaction, an Employee should consider at least the answers to the following questions:

(ii) Is the Security involved also a Security being purchased or sold or subject to a program for purchase or sale by a Fund or Managed Account?

      (ii) Is the Security being considered for purchase or sale by a Fund or other Managed Account? (A Security is being considered for purchase or sale whenever a recommendation to purchase or sell such Security has been made to an investment officer of a Fund, or a Principal of the Group for a Managed Account, and such person has not affirmatively rejected such recommendation).

      With respect to Securities about which an Employee may have Non-Public Material Information, the Employee should consider at least the answers to the following questions before trading for herself or himself or others, including Funds or Managed Accounts:

      (i) Is the information "material information"? Is this information that an investor would consider important in making her or his investment decision? Is this information that would substantially affect the market price of the securities if generally disclosed?
      (ii) Is the information "non-public"? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in the Dow Jones news wire service, Reuters Economic Services, The Wall Street Journal or other publications of general circulation?

      If, after consideration of the items set forth above, there is any unresolved question as to the applicability or interpretation of the foregoing procedures or as to the propriety of trading on such information, an Employee should contact the Compliance Officer before trading or communicating the information to anyone.

          VII.  RESTRICTING ACCESS TO MATERIAL NON-PUBLIC INFORMATION

      Information in an Employee's possession that the Employee or others have identified as Non-Public Material Information may not be communicated to anyone, including persons within the Group, except the Compliance Officer, another member of the Compliance Committee or a Compliance Assistant. In addition, care should be taken so that such Non-Public Material Information is secure. For example, files containing Non-Public Material Information should be sealed and access to computer files containing Non-Public Material Information should be restricted.

APPENDIXES:

Appendix A - "What Constitutes A Security?" and "What Is Beneficial Ownership?" Appendix B - Request For Approval of Orders For Personal Accounts
Appendix C - Letter to Broker/Dealer
Appendix D - Initial Holdings Report
Appendix E - Annual Holdings Report
Appendix F - Access Person Quarterly Transaction Report
Appendix G - Employee Questionnaire




                                  APPENDIX A
                                  ----------

WHAT CONSTITUTES A "SECURITY"?
------------------------------

      The Investment Advisers Act defines a "security" as any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, or warrant or right to subscribe to or purchase, any of the foregoing.


WHAT CONSTITUTES "BENEFICIAL OWNERSHIP"?
----------------------------------------

      Securities owned of record or held in your name are generally considered to be beneficially owned by you.

      Securities held in the name of any other person are deemed to be beneficially owned by you if by reason of any contract, understanding, relationship, agreement or other arrangement, you obtain from such arrangements benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for your benefit (regardless of record ownership); for example, without limitation, beneficial ownership would include:
(i) securities held for you or members of your immediate family (defined below for purposes of this paragraph), by agents, custodians, brokers, trustees, executors or other administrators; (ii) securities owned by you, but which have not been transferred into your name on the books of the issuer; (iii) securities which you have pledged; and (iv) securities owned by a corporation that should be regarded as your personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name of, or for the benefit of, your immediate family, unless because of special and countervailing circumstances, you do not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, to meet expenses which such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. You are also deemed the beneficial owner of securities held in the name of some other person, even though you do not obtain benefits of ownership, if you can vest or revest title in yourself at once, or at some future time. For purposes of this paragraph, "immediate family" means your spouse, your minor children and stepchildren and your relatives, or relatives of your spouse, who are sharing your home or who are directors or officers of the issuer of the security or a subsidiary.
      In addition, the SEC has promulgated certain rules which provide that a person shall be deemed the beneficial owner of a security if she or he has the right to acquire beneficial ownership of such security at any time (within 60 days) including, but not limited to, any right to acquire: (i) through the exercise of any option, warrant or right; (ii) through the conversion of a security; or (iii) pursuant to the power to revoke a trust, discretionary account, or similar arrangement.

      With respect to ownership of securities held in trust, beneficial ownership includes (i) the ownership of securities as a trustee in instances where either you as trustee or a member of your "immediate family" (defined below for purposes of this paragraph) has a vested interest in the income or corpus of the trust, (ii) the ownership by you of a vested beneficial interest in the trust and (iii) the ownership of securities as a settlor of a trust in which you as the settlor have the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exceptions to these trust beneficial ownership rules exist, including an exception for instances where beneficial ownership is imposed solely by reason of your being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without your prior approval as settlor or beneficiary. For purposes of this paragraph, your "immediate family" means (i) your son or daughter (including your legally adopted child) or any descendant of either, (ii) your stepson or stepdaughter, (iii) your father or mother or any ancestor of either, (iv) your stepfather or stepmother and (v) your spouse.

      The SEC has promulgated rules with respect to indirect beneficial ownership. To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus traded or invested. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of her or his pro rata interest
                                                               ---------
in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of any indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, any Investment Company, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

      Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

      The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, it may be possible to establish the lack of beneficial ownership of securities held by others.


                                   APPENDIX B
                                   ----------

-------------------------------------------------------------------------------------------------------------------------
REQUEST FOR APPROVAL OF ORDERS FOR
PERSONAL ACCOUNTS WITHIN FAYEZ SAROFIM & CO.
-------------------------------------------------------------------------------------------------------------------------

ACCOUNT NAME:_______________             BROKERAGE FIRM:___________________      APPROVED BY:__________________
PORTFOLIO NUMBER:_______________         REG. REPRESENTATIVE:___________________ APPROVAL DATE:__________________
BROKER ACCOUNT                           PHONE NUMBER:___________________        APPROVAL TIME:__________________
NUMBER:______________________________

-------------------------------------------------------------------------------------------------------------------------
     SELL
   POSITION                                                      TRADE           TIME        PRICE WHEN     EXECUTION
  ELIMINATED        SHARES         TICKER        SECURITY        DENIED      ORDER PLACED   ORDER PLACED      PRICE
       o          ---------      ---------      ---------      ---------      ---------      ---------      ---------
       o          ---------      ---------      ---------      ---------      ---------      ---------      ---------
       o          ---------      ---------      ---------      ---------      ---------      ---------      ---------
      BUY
                                                                 TRADE           TIME        PRICE WHEN     EXECUTION
 NEW POSITION       SHARES         TICKER        SECURITY        DENIED      ORDER PLACED   ORDER PLACED      PRICE
       o          ---------      ---------      ---------      ---------      ---------      ---------      ---------
       o          ---------      ---------      ---------      ---------      ---------      ---------      ---------
       o          ---------      ---------      ---------      ---------      ---------      ---------      ---------

TRADING DEPT:  TIME THAT ORDER WAS RECEIVED: ______   TIME THAT ORDER WAS
                                                      CONFIRMED: ______

PLEASE NOTE: All trades must be approved by the Compliance Officer or a Director of Research prior to execution. If a Security transaction is denied, a new request form must be submitted and approved before any trade is permissible.
Personal trades are to be handled by Trading unless other arrangements are made with the Compliance Officer. If the trade is not executed within one hour of approval, it must be approved again.

      I have disclosed all interests or potential interests with respect to these Securities transactions which are required to be disclosed pursuant to the
Code of Ethics of Fayez Sarofim & Co. and Affiliates and I do not possess any
Non-Public Material Information (as defined in such Code) with respect to the issuers of the Securities set forth above.
-------------------------
                                          ------------------------------------------
Date                                                        Employee Signature


APPENDIX C
                                  -----------
                                     Date










Contact
Broker/Dealer
Address

Dear Madam or Sir:

      This letter will serve as our request for duplicate trade confirms and monthly statements pertaining to the account referenced below to be sent to the Compliance Officer of Fayez Sarofim & Co. at the address indicated above.

            Account Name:

            Account Number:

            Thank you for your assistance with this matter.

                                    Sincerely yours,



                                    Compliance Officer


      My signature below evidences that I am subject to the Code of Ethics of Fayez Sarofim & Co. which requires me to provide the Compliance Officer of Fayez Sarofim & Co. with certain personal information. Thus, please comply with the request set forth above.

                                          Sincerely yours,



                                          Signature



                                          Print Name




                                  APPENDIX D
                                  ----------
                           INITIAL HOLDINGS REPORT
                           ------------------------

                           As of ____________, ____

      This Report pertains to all Securities (as defined in the Code of Ethics of Fayez Sarofim & Co. and Affiliates) (the "Code") and related accounts in which any of the following maintain a beneficial1 interest: (i) you, (ii) members of your immediate family, (iii) any other member of your immediate household, (iv) any trust or estate of which you or your spouse is a trustee or fiduciary or a beneficiary, or of which your minor child is a beneficiary, or
(v) any person for whom you direct or effect transactions under a power of attorney or otherwise. If none, write NONE.

WITH RESPECT TO EACH SECURITY:

-------------------------------------------------------------------------------
                                         NUMBER OF SHARES OR PRINCIPAL AMOUNT
        NAME OF ISSUER OR TITLE          ------------------------------------
--------------------------------

-------------------------------------    -------------------------------------
-------------------------------------    -------------------------------------
-------------------------------------    -------------------------------------
-------------------------------------    -------------------------------------
-------------------------------------   --------------------------------------
------------------------------------------------------------------------------

--------

      1 If you have any questions about "beneficial" ownership or interests, refer to Appendix A of the Code.

WITH RESPECT TO ANY BROKER, DEALER OR BANK WITH WHOM OR WHICH YOU MAINTAINED AN ACCOUNT IN WHICH ANY SECURITY WAS HELD FOR YOUR DIRECT OR INDIRECT BENEFIT AS OF THE DATE YOU BECAME AN EMPLOYEE:

-------------------------------------------------------------------------------
                 NAME                                   ADDRESS
                 ----                                   -------
-------------------------------------   ------------------------------------
-------------------------------------   ------------------------------------
-------------------------------------   ------------------------------------
-------------------------------------------------------------------------------

WITH RESPECT TO ANY SECURITY INVOLVING A LIMITED OFFERING VENTURE2 PROVIDE THE FOLLOWING WITH RESPECT TO EACH SECURITY HELD BY THE LIMITED OFFERING VENTURE.


-------------------------------------------------------------------------------
                                         NUMBER OF SHARES OR PRINCIPAL AMOUNT
        NAME OF ISSUER OR TITLE          ------------------------------------
        -----------------------
----------------------------------      ------------------------------------
----------------------------------      ------------------------------------
----------------------------------      ------------------------------------
----------------------------------      ------------------------------------
----------------------------------   -------------------------------------
-------------------------------------------------------------------------------


-------------------------------------   -------------------------------------
Date this Report is submitted           Employee Signature


--------
      2 See the Code for the definition of a Limited Offering Venture.



                                   APPENDIX E
                                   ----------

                            ANNUAL HOLDINGS REPORT
                            ----------------------
                           As of ____________, ____

      This Report pertains to all Securities (as defined in the Code of Ethics of Fayez Sarofim & Co. and Affiliates (the "Code")) in which any of the following maintain a beneficial1 interest: (i) you, (ii) members of your immediate family, (iii) any other member of your immediate household, (iv) any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or (v) any person for whom you direct or effect transactions under a power of attorney or otherwise. If none, write NONE.

WITH RESPECT TO EACH SECURITY:

-------------------------------------------------------------------------------
                                         NUMBER OF SHARES OR PRINCIPAL AMOUNT
        NAME OF ISSUER OR TITLE          ------------------------------------
        -----------------------
-------------------------------------   -------------------------------------
-------------------------------------   -------------------------------------
-------------------------------------   -------------------------------------
-------------------------------------   -------------------------------------
-------------------------------------   -------------------------------------
-------------------------------------------------------------------------------

--------

     1 If you have any questions about "beneficial" ownership or interests, refer to Appendix A of the Code of Ethics of Fayez Sarofim & Co. and Affiliates.


WITH RESPECT TO ANY BROKER, DEALER OR BANK WITH WHOM OR WHICH YOU MAINTAINED AN ACCOUNT IN WHICH ANY SECURITY WAS HELD FOR YOUR DIRECT OR INDIRECT BENEFIT AS OF THE DATE YOU BECAME AN EMPLOYEE:

-------------------------------------------------------------------------------
      NAME                                              ADDRESS
      -----                                             --------
-------------------------------------   ------------------------------------
-------------------------------------   ------------------------------------
-------------------------------------------------------------------------------


WITH RESPECT TO ANY SECURITY INVOLVING A LIMITED OFFERING VENTURE2 PROVIDE THE FOLLOWING WITH RESPECT TO EACH SECURITY HELD BY THE LIMITED OFFERING VENTURE
ENTITY:


-------------------------------------------------------------------------------
                                         NUMBER OF SHARES OR PRINCIPAL AMOUNT
        NAME OF ISSUER OR TITLE          ------------------------------------
        -----------------------
-------------------------------------   --------------------------------------
-------------------------------------   --------------------------------------
-------------------------------------   --------------------------------------
-------------------------------------   --------------------------------------
-------------------------------------   -------------------------------------
-------------------------------------------------------------------------------

-------------------------------------   -------------------------------------
Date this Report is submitted           Employee Signature


--------

      2 See the Code for a definition of a Limited Offering Venture.

                                  APPENDIX F
                                  -----------

                  ACCESS PERSON QUARTERLY TRANSACTION REPORT
                  ------------------------------------------
    [TO BE SUBMITTED WITHIN 10 DAYS AFTER THE END OF EACH CALENDAR QUARTER]

                           As of ____________, ____

      This Report covers the calendar quarter ended and pertains to Covered Securities1 transactions during such calendar quarter and Securities accounts in which any of the following maintain a beneficial2 interest: (i) you, (ii) members of your immediate family, (iii) any other member of your immediate household, (iv) any trust or estate of which you or your spouse is a trustee or fiduciary or beneficiary, or of which your minor child is a beneficiary, or (v) any person for whom you direct or effect transactions under a power of attorney or otherwise. If none, write NONE.

WITH RESPECT TO EACH COVERED SECURITY TRANSACTION INVOLVING STOCK:

-------------------------------------------------------------------------------

        Nature                 Number of
Date    (e.g., buy,    Price     Shares         Issuer       Name of Broker
        sell )
------  -------------- -------  ------------    ---------    -------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


--------

     1 "Covered Securities" and "Securities" are defined in the Code of Ethics of Fayez Sarofim & Co. and Affiliates (the "Code").

     2 If you have any questions about "beneficial" ownership or interests, refer to Appendix A of the Code.





WITH RESPECT TO EACH COVERED SECURITY TRANSACTION INVOLVING DEBT:

-------------------------------------------------------------------------------

         Buy                      Int. Rate/
         ----                     ----------
         or            Principal  Maturity
         ---           ---------- --------
Date     Sell   Price  Amt.       Date            Issuer     Name of Broker
-----   ------- -----  ---------  --------       ----------  ---------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

WITH RESPECT TO ANY BROKER, DEALER OR BANK WITH WHOM OR WHICH YOU ESTABLISHED AN ACCOUNT IN THE CALENDAR QUARTER AND IN WHICH ANY SECURITY WAS HELD FOR YOUR DIRECT OR INDIRECT BENEFIT:

-------------------------------------------------------------------------------
                 NAME                                   ADDRESS
                 ----                                   -------
-------------------------------------   ------------------------------------
--------------------------------------  ------------------------------------
--------------------------------------------------------------------------------

-------------------------------------   -------------------------------------
Date this Report is submitted           Access Person Signature


                                  APPENDIX G

AS AN EMPLOYEE OF THE GROUP (AS DEFINED IN THE CODE OF ETHICS OF FAYEZ SAROFIM & CO. AND AFFILIATES), PLEASE (1) ANSWER EACH OF THE FOLLOWING QUESTIONS WITH "YES" OR "NO", AND (2) SIGN AND DATE IN THE SPACE PROVIDED BELOW.





I. In the past ten years have you been convicted of or pleaded guilty or nolo contendre ("no contest") to:




      (A) a felony or misdemeanor involving:

            1.    investment or an investment-related business         YES _____    NO_____
            2.    fraud, false statements, or omissions                YES _____    NO_____
            3.    wrongful taking of property or
            4.    bribery, forgery, counterfeiting,
                  or extortion?                                        YES ____     NO_____

      (B)   any other felony?                                          YES_____     NO_____


II.   Has any court:

      (A) in the past ten years, enjoined you in connection with any investment-related activity?

                                                             YES _____     NO_____

      (B) ever found that you were involved in a violation of investment-related statutes or regulations?

                                                             YES _____     NO_____


III.  Has the U.S. Securities and Exchange Commission or the Commodity Futures Trading Commission ever:

      (A) found you to have made a false statement or omission?

                                                             YES _____     NO_____

      (B) found you to have been involved in a violation of its regulations or statutes?

                                                             YES _____     NO_____



      (C) with respect to any investment related business in which you were authorized to do business, found you to have been a cause of such investment-related business's authorization to do business being denied, suspended, revoked, or restricted?

                                                             YES _____     NO_____

      (D) entered an order denying, suspending or revoking your registration or otherwise disciplined you by restricting your activities?

                                                             YES _____     NO_____

IV.   Has any other federal regulatory agency or any state regulatory agency:

      (A) ever found you to have made a false statement or omission or been dishonest, unfair, or unethical?

                                                             YES _____     NO_____

      (B) ever found you to have been involved in a violation of investment regulations or statutes?

                                                             YES _____     NO_____

      (C) ever found you to have been the cause of an investment-related business having your authorization to do business denied, suspended, revoked, or restricted?

                                                             YES _____     NO_____

      (D) in the past ten years, entered an order against you in connection with an investment-related activity?

                                                             YES _____     NO_____

      (E) ever denied, suspended, or revoked your registration or license, prevented you from associating with an investment-related business, or otherwise disciplined you by restricting your activities?

                                                             YES _____     NO_____

      (F) ever revoked or suspended your license as an attorney or accountant?

                                                             YES _____     NO_____

V.    Has any self-regulatory organization or commodities exchange ever:

      (A) found you to have made a false statement or omission?

                                                             YES _____     NO_____

      (B) found you to have been involved in a violation of its rules?

                                                             YES _____     NO_____

      (C) found you to have been the cause of an investment-related business having its authorization to do business denied, suspended, revoked, or restricted?

                                                             YES _____     NO_____

      (D) disciplined you by expelling or suspending you from membership, by barring or suspending your association with other members, or by otherwise restricting your activities?

                                                             YES _____     NO_____

VI. Has any foreign government, court, regulatory agency, or exchange ever entered an order against you related to investments or fraud?

                                                             YES _____     NO_____

VII. Are you now the subject of any proceeding that could result in a `yes' answer to any of the above questions?


                                                             YES _____     NO_____

VIII. Has a bonding company denied, paid out on, or revoked a bond for you?

                                                             YES _____     NO_____

IX.   Do you have any unsatisfied judgements or liens against you?

                                                             YES _____     NO_____

X. Have you ever been a securities firm or an advisory affiliate of a securities firm that has been declared bankrupt, had a trustee appointed under the Securities Investor Protection Act, or had a direct payment procedure begun?

                                                             YES _____     NO_____

XI. Have you, ever failed in business, made a compromise with creditors, filed a bankruptcy petition or been declared bankrupt?

                                                             YES _____     NO_____




SIGNATURE OF EMPLOYEE:

PRINTED NAME OF EMPLOYEE: _____________________________________________

DATE:

